                                                                    EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Inc.                      CASE NO.   01-53291
                                                   -------------

                                          CHAPTER 11
                                          MONTHLY OPERATING REPORT
                                          (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED:  Apr-02                    PETITION DATE:     07/02/01
                     ----------                                -----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly
    Operating Report on the Accrual Basis of accounting (or if checked       [ ]
    here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                  END OF             END OF         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                              CURRENT MONTH       PRIOR MONTH        FILING (1)
                                                               -------------      -------------     --------------
    a.  Current Assets                                         $ 181,703,622      $ 182,265,884
                                                               -------------      -------------
    b.  Total Assets                                           $ 355,869,450      $ 356,448,513      $ 922,513,084
                                                               -------------      -------------      -------------
    c.  Current Liabilities                                    $   2,905,507      $   2,760,435
                                                               -------------      -------------
    d.  Total Liabilities                                      $ 375,584,117      $ 375,446,768      $ 340,671,459
                                                               -------------      -------------      -------------

3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                               CUMULATIVE
                                                               CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                               -------------      -------------      -------------
    a.  Total Receipts                                         $     254,002      $     684,071      $  17,303,108
                                                               -------------      -------------      -------------
    b.  Total Disbursements                                    $     766,692      $   1,418,300      $  30,877,473
                                                               -------------      -------------      -------------
    c.  Excess (Deficiency) of Receipts
        Over Disbursements (a - b)                             ($    512,690)     ($    734,229)     ($ 13,574,365)
                                                               -------------      -------------      -------------
    d.  Cash Balance Beginning of Month                        $ 174,269,321      $ 175,003,550      $ 187,330,996
                                                               -------------      -------------      -------------
    e.  Cash Balance End of Month (c + d)                      $ 173,756,631      $ 174,269,321      $ 173,756,631
                                                               -------------      -------------      -------------

                                                                                                       CUMULATIVE
                                                               CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                               -------------      -------------      -------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS             ($    708,132)     ($  3,380,003)     ($570,661,389)
                                                               -------------      -------------      -------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                $   5,241,726      $   5,250,700
                                                               -------------      -------------
6.  POST-PETITION LIABILITIES                                  $   2,905,507      $   2,760,435
                                                               -------------      -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)     $     600,248      $     914,840
                                                               -------------      -------------


AT THE END OF THIS REPORTING MONTH:                                                     YES             NO
                                                                                        ---             --
8.  Have any payments been made on pre-petition debt, other than payments in the        [ ]             [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing               [X]             [ ]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the              [X]             [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?         [ ]             [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                [X]             [ ]
    liability?

13. Are a plan and disclosure statement on file?                                        [ ]             [X]

14. Was there any post-petition borrowing during this reporting period?                 [ ]             [X]

15. Check if paid: Post-petition taxes (2) ;     U.S. Trustee Quarterly Fees [x]; Check if filing is current for:
    Post-petition tax reporting and tax returns: [x].

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

    (1)  AS MAINTAINED ON THE DEBTOR'S BOOKS.

    (2) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 05/16/02                          /s/ EUGENE A. REILLY
      --------------------------        ----------------------------------------
                                        Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                                      DATE OF PAYMENT      AMOUNT PAID
Nightingale & Assoc., LLC                      4/8/2002         $ 93,925.10
Ernst & Young                                  4/8/2002         $ 52,500.00
Murphy Sheneman Julian & Rogers                4/8/2002         $259,328.73
Pachulski, Stang, Ziehl, Young & Jones         4/8/2002         $ 28,931.11
Gibson, Dunn & Crutcher                        4/9/2002         $ 80,829.97
                                                                -----------
                                                                $515,514.91
                                                                ===========

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 04/30/02
                                             ----------

           CURRENT MONTH
---------------------------------------
                                                                                                         CUMULATIVE     NEXT MONTH
   ACTUAL       FORECAST (1)   VARIANCE                                                                (CASE TO DATE)   FORECAST (2)
   ------       ------------   --------                                                                --------------   ------------
                                             REVENUES:
        $0          n/a           n/a        1   Gross Sales                                              $1,944,095        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a        2   less: Sales Returns & Allowances                                           n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a        3   Net Sales                                                $1,944,095        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a        4   less: Cost of Goods Sold        (Schedule 'B')          $13,523,137        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a            Gross Profit                                           ($11,579,042)       n/a
-----------     ------------   --------                                                                --------------   ------------
  $197,259          n/a           n/a        6   Interest                                                 $3,854,209        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a        7   Other Income:          Proceeds from sale of             $1,779,385        n/a
-----------     ------------   --------                                 ---------------------------    --------------   ------------
                                             8                    common stock in Packeteer, Inc.
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
                                             9
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
  $197,259          n/a           n/a       10       TOTAL REVENUES                                      ($5,945,448)       n/a
-----------     ------------   --------                                                                --------------   ------------
                                               EXPENSES:
        $0          n/a           n/a       11   Compensation to Owner(s)/Officer(s)                        $339,114        n/a
-----------     ------------   --------                                                                --------------   ------------
  $139,973          n/a           n/a       12   Salaries (4)                                             $3,454,227        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a       13   Commissions                                                 $16,225        n/a
-----------     ------------   --------                                                                --------------   ------------
    $6,568          n/a           n/a       14   Contract Labor                                             $668,511        n/a
-----------     ------------   --------                                                                --------------   ------------
                                                 Rent/Lease:
        $0          n/a           n/a       15       Personal Property                                       $63,284        n/a
-----------     ------------   --------                                                                --------------   ------------
   $18,312          n/a           n/a       16       Real Property                                        $4,232,080        n/a
-----------     ------------   --------                                                                --------------   ------------
   $80,473          n/a           n/a       17   Insurance                                                  $887,898        n/a
-----------     ------------   --------                                                                --------------   ------------
                                            18   Management Fees
-----------     ------------   --------                                                                --------------   ------------
    $1,066          n/a           n/a       19   Depreciation                                            $32,787,364        n/a
-----------     ------------   --------                                                                --------------   ------------
                                                 Taxes:
                                            20       Employer Payroll Taxes
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a       21       Real Property Taxes                                     $16,822        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a       22       Other Taxes                                            $280,309        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a       23   Other Selling                                              $359,386        n/a
-----------     ------------   --------                                                                --------------   ------------
   ($9,052)         n/a           n/a       24   Other Administrative                                     $2,137,049        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a       25   Interest Expense                                         $1,726,246        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a       26   Other Expenses:        Bonus                             $1,499,172        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a       27                          Overtime                             $29,404        n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       28                          Fringe benefit                      $896,383        n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       29                          Severance                           $912,712        n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       30                          Repair & Maintenance              $1,146,626        n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
      $110          n/a           n/a       31                          Travel                              $134,280        n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       32                          Telephone                           $404,055        n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       33                          IS & Facility Allocation         ($1,483,937)       n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       34                          Cleaning Services                    $91,697        n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
  $237,450          n/a           n/a       35       TOTAL EXPENSES                                      $50,598,907        n/a
-----------     ------------   --------                                                                --------------   ------------
  ($40,191)         n/a           n/a       36 SUBTOTAL                                                 ($56,544,355)       n/a
-----------     ------------   --------                                                                --------------   ------------
                                               REORGANIZATION ITEMS:
 ($656,206)         n/a           n/a       37   Professional Fees                                       ($8,690,268)       n/a
-----------     ------------   --------                                                                --------------   ------------
                    n/a           n/a       38   Provisions for Rejected Executory Contracts                                n/a
-----------     ------------   --------                                                                --------------   ------------
                    n/a           n/a       39   Interest Earned on Accumulated Cash from                                   n/a
-----------     ------------   --------          Resulting Chp 11 Case                                 --------------   ------------
   ($2,735)         n/a           n/a       40   Gain or (Loss) from Sale of Equipment                 ($491,928,521)       n/a
-----------     ------------   --------                                                                --------------   ------------
   ($9,000)         n/a           n/a       41   U.S. Trustee Quarterly Fees                                ($30,500)       n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a       42   Writeoff of Pre-Petition Fringe Benefit Accrual          $1,108,719        n/a
-----------     ------------   --------                                                                --------------   ------------
        $0          n/a           n/a       43   Writeoff of Pre-Petition Accrued Bonus                   $4,909,952        n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       44   Writeoff of Debt & Warrant Offering Cost                ($7,255,999)       n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       45   Writeoff of Deferred Cost of Sales                      ($2,961,114)       n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       46   Writeoff of Investment in Subsidiaries                  ($5,185,973)       n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       47   Writeoff Prepaid Expenses                               ($2,064,761)       n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       48    Settlement Charges                                     ($1,457,923)       n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       49    Expenses for pre-petition liabilities (3)                ($750,000)       n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
        $0          n/a           n/a       50    Refund on collocation site                                $189,354        n/a
-----------     ------------   --------        ----------------------------------------------------    --------------   ------------
 ($667,941)         n/a           n/a       51        TOTAL REORGANIZATION ITEMS                       ($514,117,034)       n/a
-----------     ------------   --------                                                                --------------   ------------
 ($708,132)         n/a           n/a       52  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         ($570,661,389)       n/a
-----------     ------------   --------                                                                --------------   ------------
                    n/a           n/a       53   Federal & State Income Taxes                                     $0        n/a
-----------     ------------   --------                                                                --------------   ------------
 ($708,132)         n/a           n/a       54 NET PROFIT (LOSS)                                       ($570,661,389)       n/a
===========     ============   ========                                                                ==============   ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.

(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.

(3) Expense the settlement of unrecorded pre-petition debt. Payment made from restricted cash - Surety Bonds.

(4) Includes payments made to former employees who are currently working under consulting agreements.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 04/30/02
                                             ----------

ASSETS
                                                                            FROM SCHEDULES               BOOK VALUE
                                                                            --------------               ----------
    CURRENT ASSETS
 1       Cash, cash equivalents and short term investment - unrestricted                               $127,356,540
                                                                                                       -------------
 2       Cash, cash equivalents and short term investment - restricted                                  $46,400,090
                                                                                                       -------------
 3       Accounts receivable (net)                                                 A                     $5,241,726
                                                                                                       -------------
 4       Inventory (2)                                                             B                             $0
                                                                                                       -------------
 5       Prepaid expenses                                                                                $1,352,764
                                                                                                       -------------
 6       Professional retainers                                                                             $99,278
                                                                                                       -------------
 7       Other:    Deferred Cost of Sales (3)                                                                    $0
                   -----------------------------------------------------                               -------------
 8                 Deposits                                                                              $1,251,847
                   -----------------------------------------------------                               -------------
 9                 Other receivable                                                                              $0
                   -----------------------------------------------------                               -------------
10                 Others                                                                                    $1,376
         ---------------------------------------------------------------                               -------------
11                 TOTAL CURRENT ASSETS                                                                $181,703,622
                                                                                                       -------------
    PROPERTY AND EQUIPMENT (BOOK VALUE)  (2)
12       Real property                                                             C                             $0
                                                                                                       -------------
13       Machinery and equipment                                                   D                        $12,112
                                                                                                       -------------
14       Furniture and fixtures                                                    D                             $0
                                                                                                       -------------
15       Network equipment                                                         D                             $0
                                                                                                       -------------
16       Leasehold improvements                                                    D                             $0
                                                                                                       -------------
17       Vehicles                                                                  D                             $0
                                                                                                       -------------
18       Other:                                                                    D
                   -----------------------------------------------------                               -------------
19                                                                                 D
         ---------------------------------------------------------------                               -------------
20                 TOTAL PROPERTY AND EQUIPMENT                                                             $12,112
                                                                                                       -------------
    OTHER ASSETS
21       Network Equipment & Inventory (2)                                                                       $0
                                                                                                       -------------
22       Deferred Cost of Sales-Long term (3)                                                                    $0
                                                                                                       -------------
23       Long Term Deposits                                                                                $642,064
                                                                                                       -------------
24       Investment in subsidiaries (3)                                                                          $0
         ---------------------------------------------------------------                               -------------
25       WCS Spectrum                                                                                    $1,244,593
         ---------------------------------------------------------------                               -------------
26       Debt & Warrant Offering- 2000 (3)                                                                       $0
         ---------------------------------------------------------------                               -------------
27       Intercompany receivables-Metricom DC, LLC  (1)                                                $172,267,058
         ---------------------------------------------------------------                               -------------
28                 TOTAL OTHER ASSETS                                                                  $174,153,716
                                                                                                       -------------
29                 TOTAL ASSETS                                                                        $355,869,450
                                                                                                       =============

NOTE:

    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

    (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

    (2) Inventory and PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.

    (3) Deferred Cost of Sales, Debt & Warrant Offering cost and Investment in subsidiaries were written off from the book on 12/31/01.

--------------------------------------------------------------------------------
    The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.
--------------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
           POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                    $0
                                                                                                                     --------------
31                        Payroll taxes                                                                                         $0
                                                                                                                     --------------
32                        Real and personal property taxes                                                                      $0
                                                                                                                     --------------
33                        Bonus                                                                                                 $0
                                                                                                                     --------------
34                        Vacation                                                                                              $0
                                                                                                                     --------------
35                        Sales and use tax payable                                                                        $12,243
                                                                                                                     --------------
36                        Accounts payable (trade)                                                   A                  $1,677,532
                                                                                                                     --------------
37                        Franchise Tax Payable                                                                             $8,035
                                                                                                                     --------------
38                        Fringe Benefits Applied                                                                          $55,697
                                                                                                                     --------------
39                        Accrued professional fees                                                                     $1,164,000
                                                                                                                     --------------
40                        Current portion of long-term post-petition debt (due within 12 months)
                                                                                                                     --------------
41                        Other:       Others                                                                             ($12,000)
                                       --------------------------------------------------                            --------------
42
                          ---------------------------------------------------------------                            --------------
43
                          ---------------------------------------------------------------                            --------------
44                        TOTAL CURRENT LIABILITIES                                                                     $2,905,507
                                                                                                                     --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                            $0
                                                                                                                     --------------
46                        TOTAL POST-PETITION LIABILITIES                                                               $2,905,507
                                                                                                                     --------------
           PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                  $3,470,874
                                                                                                                     --------------
48                        Priority unsecured claims                                                  F                  $3,630,477
                                                                                                                     --------------
49                        General unsecured claims                                                   F                $365,577,259
                                                                                                                     --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                              $372,678,610
                                                                                                                     --------------
51                        TOTAL LIABILITIES                                                                           $375,584,117
                                                                                                                     --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing  (1)                                                   ($885,004,240)
                                                                                                                     --------------
53              Capital Stock                                                                                              $30,920
                                                                                                                     --------------
54              Additional paid-in capital                                                                            $790,757,686
                                                                                                                     --------------
55              Warrants to purchase Common Stock                                                                       $6,328,173
                                                                                                                     --------------
56              Accum other comprehensive income                                                                          $156,279
                                                                                                                     --------------
57              Cumulative profit/(loss) since filing of case                                                        ($570,661,389)
                                                                                                                     --------------
                Preferred Stock                                                                                       $638,677,904
                                                                                                                     --------------
58              Equity adjustment for pre-petition liabilities due to Chapter 11 filing (2)                                     $0
                                                                                                                     --------------
59                        TOTAL EQUITY (DEFICIT)                                                                      ($19,714,668)
                                                                                                                     --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                            $355,869,450
                                                                                                                     ==============

    NOTE:   (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

            (2) Reclassification of the pre-petition liabilities from Equity to
                Schedule F. The amounts were erroneously scheduled in prior Monthly Operation Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                               ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE     PAST DUE
                                                            [PRE AND POST PETITION] [POST PETITION]  POST PETITION DEBT
                                                            ----------------------- ---------------- ------------------
     0- 30 Days                                                                 $0      $1,077,284
                                                            ----------------------- ---------------
     31-60 Days                                                                 $0         $80,335
                                                            ----------------------- ---------------
     61-90 Days                                                                 $0        $480,726             $600,248(1)
                                                            ----------------------- ---------------  ------------------
     91+ Days                                                           $7,109,575         $39,186
                                                            ----------------------- ---------------
     Total accounts receivable/payable                                  $7,109,575      $1,677,532
                                                            ----------------------- ===============
     Allowance for doubtful accounts                                    $1,867,849
                                                            -----------------------
     Accounts receivable (net)                                          $5,241,726
                                                            =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                   COST OF GOODS SOLD
                                                                                                          ----------------------
                                                 INVENTORY(IES)      INVENTORY BEGINNING OF MONTH                            $0
                                                   BALANCE AT
                                                  END OF MONTH
                                                                                                          ----------------------
                                                                     Add -
     Retail/Restaurants -                                              Net purchase
                                                                                                          ----------------------
       Product for resale                                              Direct labor
                                                 --------------                                           ----------------------
                                                                       Manufacturing overhead
                                                                                                          ----------------------
     Distribution -                                                    Freight in
                                                                                                          ----------------------
       Products for resale                                             Other:                                                $0
                                                 --------------                                           ----------------------
                                                                                                                             $0
                                                                     ----------------------------------   ----------------------
     Manufacturer -                                                                                                          $0
                                                                     ----------------------------------   ----------------------
       Raw Materials                                        $0
                                                 --------------
       Work-in-progress                                     $0       Less -
                                                 --------------
       Finished goods                                       $0         Inventory End of Month                                $0
                                                 --------------                                           ----------------------
                                                                       Shrinkage
                                                                                                          ----------------------
     Other - Explain                                                   Inventory sold and write off
                                                 --------------                                           ----------------------

     --------------------------------------------
                                                                     Cost of Goods Sold                                      $0
     --------------------------------------------                                                         ======================
         TOTAL                                              $0
                                                 ==============

     METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory used.
                     Yes [ ]          No [ ]

     How often do you take a complete physical inventory?             Valuation methods -
                                                                          FIFO cost                             [ ]

       Weekly                                                             LIFO cost                             [ ]
                                ---------
       Monthly                                                            Lower of cost or market               [ ]
                                ---------
       Quarterly                                                          Retail method                         [ ]
                                ---------
       Semi-annually                                                      Other                                 [ ]
                                ---------
       Annually                                                             Explain
                                ---------
Date of last physical inventory was              Not Applicable
                                                 ---------------      ----------------------------------------------------------

                                                                      ----------------------------------------------------------
Date of next physical inventory is               Not Applicable
                                                 ---------------      ----------------------------------------------------------

NOTE:

     (1) Represents the 20% holdback of approved professional fees.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                          COST         MARKET VALUE
                                                                                     ----         ------------
       None                                                                              $0                $0
       ---------------------------------------------------------------------      -----------     -------------

       ---------------------------------------------------------------------      -----------     -------------
        Total                                                                             $0                $0
                                                                                  ===========     =============

                                   SCHEDULE D
                          OTHER DEPRECIABLE ASSETS (1)

Description                                                                            COST         BOOK VALUE
                                                                                       ----         ----------
Machinery & Equipment -
----------------------------------------------------------------------------
        Computer Hardware                                                            $41,852           $41,852
        --------------------------------------------------------------------      -----------     -------------
           Accumulated Depreciation                                                 ($29,740)         ($29,740)
        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------
        Total                                                                        $12,112           $12,112
                                                                                  ===========     =============
Furniture & Fixtures -

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------
        Total                                                                             $0                $0
                                                                                  ===========     =============
Network  Equipment -

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------
        Total                                                                             $0                $0
                                                                                  ===========     =============
Leasehold Improvements -

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------
        Total                                                                             $0                $0
                                                                                  ===========     =============
Vehicles -

        --------------------------------------------------------------------      -----------     -------------

        --------------------------------------------------------------------      -----------     -------------
        Total                                                                             $0                $0
                                                                                  ===========     =============

NOTE:
        (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE (1)                                       0-30 DAYS  31-60 DAYS  61-90 DAYS  91+ DAYS    TOTAL
                                                        ---------- ----------  ----------  --------   --------
Federal
         Income Tax Withholding                                $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         FICA - Employee                                       $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         FICA - Employer                                       $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Unemployment (FUTA)                                   $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Income                                                $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Other (Attach List)                                   $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
TOTAL FEDERAL TAXES                                            $0         $0          $0        $0         $0
                                                        ---------- ----------  ----------  --------   --------
STATE AND LOCAL
         Income Tax Withholding                                $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Unemployment (UT)                                     $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Disability Insurance (DI)                             $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Empl. Training Tax (ETT)                              $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Sales and Use Tax                                     $0                          $12,243    $12,243
                                                        ---------- ----------  ----------  --------   --------
         Excise                                                $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Real property (2)                                     $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Personal property (2)                                 $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Income                                                $0                                          $0
                                                        ---------- ----------  ----------  --------   --------
         Other (Franchise Tax)                                 $0         $0          $0    $8,035     $8,035
                                                        ---------- ----------  ----------  --------   --------
TOTAL STATE & LOCAL TAXES                                      $0         $0          $0   $20,278    $20,278
                                                        ---------- ----------  ----------  --------   --------
TOTAL TAXES                                                    $0         $0          $0   $20,278    $20,278
                                                        ========== ==========  ==========  ========   ========


(1) ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.

(2) IN PRIOR MONTHLY OPERATION REPORTS, $220,000 AND $1,847,592 WERE REPORTED ERRONEOUSLY AS POST-PETITION REAL AND PERSONAL PROPERTY TAXES WHICH SHOULD HAVE BEEN SCHEDULED AS PRE-PETITION TAXES.

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                          CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -              AMOUNT (2)     AMOUNT (3)
-------------------------------------------              ----------     ----------
         Secured claims  (1)                             $3,470,874     $3,470,874
                                                       -------------  -------------
         Priority claims other than taxes                    $4,650       $364,522
                                                       -------------  -------------
         Priority tax claims                             $1,979,948     $3,265,955
                                                       -------------  -------------
         General unsecured claims                      $961,883,175   $365,577,259
                                                       -------------  -------------

    (1) The balance represents the amount originally filed in the Debtors' Schedule of Assets and Liabilities (SoAL).

    (2) The above amount represents the total claimed amount originally filed. As of 4/30/02 Creditors have filed claims of approximately $1.0 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in subsequent monthly operating reports.

    (3) The total represents the Debtors' balance recorded in accordance with GAAP as of 4/30/02. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 4/30/02 the total amount of the claims filed was approximately $1.0 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                          ACCOUNT 1       ACCOUNT 2        ACCOUNT 3       ACCOUNT 4
                                                          ---------       ---------        ---------       ---------
Bank                                                    Please refer to attached statement.
                                                        -------------- ---------------  --------------  ---------------
Account Type
                                                        -------------- ---------------  --------------  ---------------
Account No.
                                                        -------------- ---------------  --------------  ---------------
Account Purpose
                                                        -------------- ---------------  --------------  ---------------
Balance, End of Month
                                                        -------------- ---------------  --------------  ---------------
Total Funds on Hand for all Accounts                     $173,756,631
                                                        --------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                                                           4/30/2002      4/30/2002
                                  ACCOUNT NO.          ACCOUNT TYPE                 ACCOUNT PURPOSE      BANK BALANCE   BOOK BALANCE
                                  -----------          ------------                 ---------------      ------------   ------------
BANKS
Wells Fargo General Account       4487-098311         General Banking               General Banking               $0             $0
Wells Fargo Controlled
  Disbursement Account            4759-600877         General Banking               General Banking               $0             $0
Wells Fargo Southeast PC
  Account                         4375-685799         General Banking               General Banking               $0             $0
Wells Fargo Northeast
  Account                         4375-685815         General Banking               General Banking               $0             $0
Wells Fargo Western Region
  Account                         4375-685823         General Banking               General Banking               $0             $0
Wells Fargo Northern
  Central Account                 4375-686193         General Banking               General Banking               $0             $0
Wells Fargo Ricochet
  Account                         4487-098485         General Banking               General Banking               $0             $0
Wells Fargo Metricom
  Account                         4496-812934         General Banking               General Banking               $0             $0
Wells Fargo Flex Benefits
  Account                         4761-067420         General Banking               General Banking               $0             $0
Wells Fargo Medical
  Benefits Account                4761-067438         General Banking               General Banking               $0             $0
Wells Fargo LLC Account           4487-099655         General Banking               General Banking               $0             $0
Union Bank of California          6450-135869         General Banking               General Banking               $0             $0
Union Bank of California -
  Payroll                         6450-136792         General Banking               General Banking               $0             $0
Union Bank of California -
  General                          2180043112        CHPT. 11 Banking               General Banking               $0             $0
Union Bank of California -
  General                          2180043244        CHPT. 11 Banking               General Banking         $483,646       $292,611
Union Bank of California -
  Payroll                          2180043252        CHPT. 11 Banking               General Banking           $5,849         $5,849
Union Bank of California -
  Tax                              2180043260        CHPT. 11 Banking               General Banking               $0             $0
Union Bank of California -
  Medical                          2180043279        CHPT. 11 Banking               General Banking             $787           $787
Union Bank of California -
  Flex Benefits                    2180043287        CHPT. 11 Banking               General Banking             $584           $584
Union Bank of California -
  Escrow                           2180043740        CHPT. 11 Banking               General Banking             $100           $100
Union Bank of California -
  General Pre-petition             2180043147         General Banking               General Banking               $0             $0
Union Bank of California -
  Payroll Pre-petition             2180043155         General Banking               General Banking               $0             $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional              881-881235108      Money Market Funds            Account invests in     $52,934,464    $52,934,464
                                                                                   A1/P1 funds only
Fidelity Institutional          0059-00493084842    Money Market Funds            Account invests in     $33,218,372    $33,218,372
                                                                                   A1/P1 funds only
JP Morgan Institutional             5012931         Money Market Funds            Account invests in              $0             $0
                                                                                   A1/P1 funds only
Dreyfus Institutional            288-0981002876     Money Market Funds            Account invests in              $0             $0
                                                                                   A1/P1 funds only

INSTITUTIONAL ACCOUNTS - ST
  INVESTMENTS
AIG Money Market Fund             000MB2890-1    Investments in CP, Money         Account invests in      $5,490,648     $5,490,648
                                                  Market Funds, Treasuries         A1/P1 funds only

Morgan Stanley & Co.               14-78C44-1    Investments in CP, Money         Account invests in     $39,391,342    $39,391,342
                                                  Market Funds, Treasuries         A1/P1 funds only

Salomon Smith Barney              449-0H399-19   Investments in CP, Money         Account invests in              $0             $0
                                                  Market Funds, Treasuries         A1/P1 funds only

Lehman Brothers                   833-79266-15   Investments in CP, Money         Account invests in
                                                  Market Funds, Treasuries         A1/P1 funds only       $1,215,456     $1,215,456

Wells Fargo Asset Mgmt               138816      Investments in CP, Money         Account invests in        $151,076       $151,076
                                                  Market Funds, Treasuries         A1/P1 funds only
Wells Fargo Asset Mgmt
  Pledged                            2215431      Investments in CP, Money      Account holds collateral  $1,469,007     $1,469,007
                                                  Market Funds, Treasuries      for outstanding Letters
                                                                                       of Credit

LT INVESTMENTS
Bank One                           204821-000       Government T-Strips          Restricted Bonds for    $39,151,793    $39,151,793
                                                                                    Coupon payments

State Street Bank                  127415-010      Money Market account           Escrow account for        $288,643       $288,643
                                                                                     Tim Dreisbach

EQUITY INVESTMENTS
Lehman Brothers                   833-41241-15        Equity stake in           Own 20,700 stake in         $144,900       $144,900
                                                      Packeteer, Inc.            PKTR at a purchase
                                                                                  price of $0.25

Petty Cash on hand                                                                                            $1,000         $1,000

                                                                                                        ---------------------------
                                                                                                        $173,947,665    $173,756,631
                                                                                                        ============================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02
                                             ----------

                                                                                                  Actual               Cumulative
                                                                                               Current Month         (Case to Date)
                                                                                               -------------         --------------
     CASH RECEIPTS
1             Rent/Leases Collected
                                                                                              ----------------       --------------
2             Cash Received from Sales                                                                $22,845             $809,347
                                                                                              ----------------       --------------
3             Interest Received                                                                      $183,884           $2,996,514
                                                                                              ----------------       --------------
4             Borrowings
                                                                                              ----------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders
                                                                                              ----------------       --------------
6             Capital Contributions
                                                                                              ----------------       --------------
7                    Legal Settlement                                                                                       $9,000
              -------------------------------------------------------------------------       ----------------       --------------
8                    Proceeds from sale of common stock in Packeteer, Inc.                                              $1,810,635
              -------------------------------------------------------------------------       ----------------       --------------
9                    Interest Accrued on Government Strip                                             $13,500             $886,739
              -------------------------------------------------------------------------       ----------------       --------------
10                   Unrealized gain on short term investment                                                             $124,307
              -------------------------------------------------------------------------       ----------------       --------------
11                   Proceeds from sale of fixed assets/Inventory                                        $300           $9,575,068
              -------------------------------------------------------------------------       ----------------       --------------
12                   Miscellaneous refund                                                             $33,473             $617,272
              -------------------------------------------------------------------------       ----------------       --------------
13                   Void cashiers checks paid for pre-petition liabilities                                               $474,226
              -------------------------------------------------------------------------       ----------------       --------------
14                   TOTAL CASH RECEIPTS                                                             $254,002          $17,303,108
                                                                                              ----------------       --------------
     CASH DISBURSEMENTS
15            Payments for Inventory
                                                                                              ----------------       --------------
16            Selling
                                                                                              ----------------       --------------
17            Administrative                                                                          $60,738          $10,368,325
                                                                                              ----------------       --------------
18            Capital Expenditures
                                                                                              ----------------       --------------
19            Principal Payments on Debt
                                                                                              ----------------       --------------
20            Interest Paid
                                                                                              ----------------       --------------
              Rent/Lease:
21                   Personal Property
                                                                                              ----------------       --------------
22                   Real Property                                                                    $17,712           $4,163,374
                                                                                              ----------------       --------------
              Amount Paid to Owner(s)/Officer(s)
23                   Salaries                                                                                             $222,327
                                                                                              ----------------       --------------
24                   Draws
                                                                                              ----------------       --------------
25                   Commissions/Royalties
                                                                                              ----------------       --------------
26                   Expense Reimbursements                                                                                 $7,618
                                                                                              ----------------       --------------
27                   Other (includes Retention Bonuses)                                                                   $142,897
                                                                                              ----------------       --------------
28            Salaries/Commissions (less employee withholding) (3)                                   $163,942           $4,200,211
                                                                                              ----------------       --------------
29            Management Fees
                                                                                              ----------------       --------------
              Taxes:
30                   Employee Withholding                                                                               $2,399,779
                                                                                              ----------------       --------------
31                   Employer Payroll Taxes                                                                               $351,492
                                                                                              ----------------       --------------
32                   Real Property Taxes                                                                                  $237,230
                                                                                              ----------------       --------------
33                   Other Taxes                                                                                          $229,867
                                                                                              ----------------       --------------
34            Other Cash Outflows:
                                                                                              ----------------       --------------
35                   ESPP refund                                                                                          $512,394
                     ------------------------------------------------------------------       ----------------       --------------
36                   Employee Expense Reimbursements (3)                                                 $505             $225,975
                     ------------------------------------------------------------------       ----------------       --------------
37                   Severance                                                                                            $448,842
                     ------------------------------------------------------------------       ----------------       --------------
38                   Reverse the unrealized gain for Packeteer Shares (1)                              $8,280           $1,569,212
                     ------------------------------------------------------------------       ----------------       --------------
39                   Retention Bonus                                                                                      $838,713
                     ------------------------------------------------------------------       ----------------       --------------
40                   Professional fees paid for services in connection with Chp 11 case              $515,515           $2,729,294
                     ------------------------------------------------------------------       ----------------       --------------
41                   U.S. Trustee Quarterly Fees                                                                           $22,000
                     ------------------------------------------------------------------       ----------------       --------------
42                   Expenses for Pre-petition liabilities (2)                                                            $750,000
                     ------------------------------------------------------------------       ----------------       --------------
43                   Court Approved Settlement Charges (Worldcom & Spectrasite)                                         $1,457,923
                                                                                              ----------------       --------------
44                   TOTAL CASH DISBURSEMENTS:                                                       $766,692          $30,877,473
                                                                                              ----------------       --------------
45   NET INCREASE (DECREASE) IN CASH                                                                ($512,690)        ($13,574,365)
                                                                                              ----------------       --------------
46   CASH BALANCE, BEGINNING OF PERIOD                                                           $174,269,321         $187,330,996
                                                                                              ----------------       --------------
47   CASH BALANCE, END OF PERIOD                                                                 $173,756,631         $173,756,631
                                                                                              ================      ==============

NOTES:

    (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

    (2) Reduction of restricted cash - Surety Bonds.

    (3) Includes payments made to former employees who are currently working under consulting agreements.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          For the Month Ended 04/30/02
                                             ----------

      CASH FLOWS FROM OPERATING ACTIVITIES                                                            ACTUAL           CUMULATIVE
                                                                                                   CURRENT MONTH     (CASE TO DATE)
                                                                                                   --------------    --------------
1            Cash Received from Sales                                                                    $22,845          $809,347
                                                                                                   --------------    --------------
2            Rent/Leases Collected
                                                                                                   --------------    --------------
3            Interest Received                                                                          $183,884        $2,996,514
                                                                                                   --------------    --------------
4            Cash Paid to Suppliers
                                                                                                   --------------    --------------
5            Cash Paid for Selling Expenses
                                                                                                   --------------    --------------
6            Cash Paid for Administrative Expenses                                                       $60,738       $10,368,325
                                                                                                   --------------    --------------
             Cash Paid for Rents/Leases:
7                 Personal Property
                                                                                                   --------------    --------------
8                 Real Property                                                                          $17,712        $4,163,374
                                                                                                   --------------    --------------
9            Cash Paid for Interest
                                                                                                   --------------    --------------
10           Cash Paid for Net Payroll and Benefits (3)                                                 $163,942        $4,200,211
                                                                                                   --------------    --------------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                                                $222,327
                                                                                                   --------------    --------------
12                Draws
                                                                                                   --------------    --------------
13                Commissions/Royalties
                                                                                                   --------------    --------------
14                Expense Reimbursements                                                                                    $7,618
                                                                                                   --------------    --------------
15                Other (includes Retention Bonuses)                                                                      $142,897
                                                                                                   --------------    --------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                                    $351,492
                                                                                                   --------------    --------------
17                Employee Withholdings                                                                                 $2,399,779
                                                                                                   --------------    --------------
18                Real Property Taxes                                                                                     $237,230
                                                                                                   --------------    --------------
19                Other Taxes                                                                                             $229,867
                                                                                                   --------------    --------------
20           Cash Paid for General Expenses
                                                                                                   --------------    --------------
21           Other cash inflows:
             ---------------------------------------------------------------------------------     --------------    --------------
22                Legal settlement                                                                                          $9,000
             ---------------------------------------------------------------------------------     --------------    --------------
23                Proceeds from sale of common stock in Packeteer, Inc.                                                 $1,810,635
             ---------------------------------------------------------------------------------     --------------    --------------
24                Interest accrued on government strip                                                   $13,500          $886,739
             ---------------------------------------------------------------------------------     --------------    --------------
25                Unrealized gain on short term investment                                                                $124,307
             ---------------------------------------------------------------------------------     --------------    --------------
26                Proceeds from sale of fixed assets/Inventory                                              $300        $9,575,068
             ---------------------------------------------------------------------------------     --------------    --------------
27                Miscellaneous refund                                                                   $33,473          $617,272
             ---------------------------------------------------------------------------------     --------------    --------------
28                Void cashiers checks paid for pre-petition expenses                                                     $474,226
             ---------------------------------------------------------------------------------     --------------    --------------
             Other cash outflows:
             ---------------------------------------------------------------------------------     --------------    --------------
29                ESPP refund                                                                                             $512,394
             ---------------------------------------------------------------------------------     --------------    --------------
30                Employee expense reimbursement (3)                                                        $505          $225,975
             ---------------------------------------------------------------------------------     --------------    --------------
31                Severance                                                                                               $448,842
             ---------------------------------------------------------------------------------     --------------    --------------
32                Reverse the unrealized gain on Packeteer shares (1)                                     $8,280        $1,569,212
             ---------------------------------------------------------------------------------     --------------    --------------
33                Retention Bonus                                                                                         $838,713
             ---------------------------------------------------------------------------------     --------------    --------------
34                Expenses for pre-petition liabilities (2)                                                               $750,000
             ---------------------------------------------------------------------------------     --------------    --------------
35
             ---------------------------------------------------------------------------------     --------------    --------------
36                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS            $2,825       ($9,365,148)
                                                                                                   --------------    --------------
      CASH FLOWS FROM REORGANIZATION ITEMS
37           Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                   --------------    --------------
38           Professional Fees Paid for Services in Connection with Chp 11 Case                        ($515,515)      ($2,729,294)
                                                                                                   --------------    --------------
39           U.S. Trustee Quarterly Fees                                                                                  ($22,000)
             ---------------------------------------------------------------------------           --------------    --------------
40           Court Approved Settlement Charges (Worldcom & Spectrasite)                                                ($1,457,923)
             ---------------------------------------------------------------------------------     --------------    --------------
41                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                     ($515,515)      ($4,209,217)
                                                                                                   --------------    --------------
42    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                       ($512,690)     ($13,574,365)
                                                                                                   --------------    --------------
      CASH FLOWS FROM INVESTING ACTIVITIES
43           Capital Expenditures
                                                                                                   --------------    --------------
44           Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                   --------------    --------------
45
             ---------------------------------------------------------------------------------     --------------    --------------
46                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                            $0                $0
                                                                                                   --------------    --------------
      CASH FLOWS FROM FINANCING ACTIVITIES
47           Net Borrowings (Except Insiders)
                                                                                                   --------------    --------------
48           Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                   --------------    --------------
49           Capital Contributions
                                                                                                   --------------    --------------
50           Principal Payments
                                                                                                   --------------    --------------
51
             ---------------------------------------------------------------------------------     --------------    --------------
52                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                            $0                $0
                                                                                                   --------------    --------------
53    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                             ($512,690)     ($13,574,365)
                                                                                                   --------------    --------------
54    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                               $174,269,321      $187,330,996
                                                                                                   --------------    --------------
55    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                     $173,756,631      $173,756,631
                                                                                                   ==============    ==============

NOTES:

    (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

    (2) Reduction of restricted cash - Surety Bonds.

    (3) Includes payments made to former employees who are currently working under consulting agreements.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom DC, L.L.C.                           CASE NO.   01-53300
                                                              ------------

                                                     CHAPTER 11
                                                     MONTHLY OPERATING REPORT
                                                     (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

   MONTH ENDED:     Apr-02                PETITION DATE:       07/02/01
                 ------------                              ---------------

1.  Debtor in possession (or trustee) hereby submits this Monthly
    Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                                 END OF            END OF           AS OF PETITION
2. ASSET AND LIABILITY STRUCTURE                                              CURRENT MONTH      PRIOR MONTH           FILING (1)
                                                                              -------------     -------------       --------------
   a.  Current Assets                                                                   $0                $0
                                                                              -------------     -------------
   b.  Total Assets                                                               $747,656          $747,656         $180,022,607
                                                                              -------------     -------------       --------------
   c.  Current Liabilities                                                         $35,937           $35,937
                                                                              -------------     -------------
   d.  Total Liabilities                                                      $173,372,224      $173,372,224         $180,367,549
                                                                              -------------     -------------       --------------

                                                                                                                      CUMULATIVE
3. STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                       CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)
                                                                              -------------     -------------       --------------
   a.  Total Receipts                                                                   $0                $0                   $0
                                                                              -------------     -------------       --------------
   b.  Total Disbursements                                                              $0                $0                   $0
                                                                              -------------     -------------       --------------
   c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                       $0                $0                   $0
                                                                              -------------     -------------       --------------
   d.  Cash Balance Beginning of Month                                                  $0                $0                   $0
                                                                              -------------     -------------       --------------
   e.  Cash Balance End of Month (c + d)                                                $0                $0                   $0
                                                                              -------------     -------------       --------------

                                                                                                                      CUMULATIVE
                                                                              CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)
                                                                              -------------     -------------       --------------
4. PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                       $0                $0         ($179,164,338)
                                                                              -------------     -------------       --------------
5. ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                          $0                $0
                                                                              -------------     -------------
6. POST-PETITION LIABILITIES                                                       $35,937           $35,937
                                                                              -------------     -------------
7. PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                               $0                $0
                                                                              -------------     -------------

AT THE END OF THIS REPORTING MONTH:                                             YES            NO
                                                                                ---            --
8.  Have any payments been made on pre-petition debt, other than                                X
    payments in the normal course to secured creditors or lessors? (if          ---            --
    yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach                               X
    listing including date of payment, amount of payment and name of            ---            --
    payee)

10. If the answer is yes to 8 or 9, were all such payments approved by
    the court?                                                                  ---            --

11. Have any payments been made to officers, insiders, shareholders,                            X
    relatives? (if yes, attach listing including date of payment,               ---            --
    amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for                 X
    general liability?                                                          ---            --

13. Are a plan and disclosure statement on file?                                                X
                                                                                ---            --
14. Was there any post-petition borrowing during this reporting                                 X
    period?                                                                     ---            --

15. Check if paid: Post-petition taxes (2) ;   U.S. Trustee Quarterly Fees [ ];  Check if filing is current for:
    Post-petition tax reporting and tax returns: [ ].

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

(2) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 05/16/02                          /s/ EUGENE A. REILLY
     --------------------------         ----------------------------------------
                                        Responsible Individual

                            STATEMENT OF OPERATIONS
                            (GENERAL BUSINESS CASE)
                          For the Month Ended 04/30/02
                                             ----------

         CURRENT MONTH
------------------------------
                                                                                        CUMULATIVE    NEXT MONTH
ACTUAL     FORECAST   VARIANCE                                                        (CASE TO DATE)   FORECAST
-------    --------   --------                                                        --------------  ----------
                                   REVENUES:
    $0          $0         $0    1   Gross Sales                                                 $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0    2   less: Sales Returns & Allowances                            $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0    3   Net Sales                                                   $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0    4   less: Cost of Goods Sold  (Schedule 'B')                    $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0    5   Gross Profit                                                $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0    6   Interest                                                    $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0    7   Other Income:                                               $0          $0
-------    --------   --------                       ------------------------         --------------  ----------
    $0          $0         $0    8                                                               $0          $0
-------    --------   --------     ------------------------------------------         --------------  ----------
    $0          $0         $0    9                                                               $0          $0
-------    --------   --------     ------------------------------------------         --------------  ----------
    $0          $0         $0   10       TOTAL REVENUES                                          $0          $0
-------    --------   --------                                                        --------------  ----------
                                   EXPENSES:
    $0          $0         $0   11   Compensation to Owner(s)/Officer(s)                         $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   12   Salaries                                                    $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   13   Commissions                                                 $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   14   Contract Labor                                              $0          $0
-------    --------   --------                                                        --------------  ----------
                                     Rent/Lease:
    $0          $0         $0   15       Personal Property                                       $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   16       Real Property                                           $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   17   Insurance                                                   $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   18   Management Fees                                             $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   19   Depreciation                                                $0          $0
-------    --------   --------                                                        --------------  ----------
                                     Taxes:
    $0          $0         $0   20       Employer Payroll Taxes                                  $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   21       Real Property Taxes                                     $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   22       Other Taxes                                             $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   23   Other Selling                                               $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   24   Other Administrative                                        $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   25   Interest                                                    $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   26   Other Expenses:                                             $0          $0
-------    --------   --------                       -----------------------------    --------------  ----------
    $0          $0         $0   27                                                               $0          $0
-------    --------   --------     -----------------------------------------------    --------------  ----------
    $0          $0         $0   28                                                               $0          $0
-------    --------   --------     -----------------------------------------------    --------------  ----------
    $0          $0         $0   29                                                               $0          $0
-------    --------   --------     -----------------------------------------------    --------------  ----------
    $0          $0         $0   30                                                               $0          $0
-------    --------   --------     -----------------------------------------------    --------------  ----------
    $0          $0         $0   31                                                               $0          $0
-------    --------   --------     -----------------------------------------------    --------------  ----------
    $0          $0         $0   32                                                               $0          $0
-------    --------   --------     -----------------------------------------------    --------------  ----------
    $0          $0         $0   33                                                               $0          $0
-------    --------   --------     -----------------------------------------------    --------------  ----------
    $0          $0         $0   34                                                               $0          $0
-------    --------   --------     -----------------------------------------------    --------------  ----------
    $0          $0         $0   35       TOTAL EXPENSES                                          $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   36 SUBTOTAL                                                      $0          $0
-------    --------   --------                                                        --------------  ----------
                                   REORGANIZATION ITEMS:
    $0          $0         $0   37   Professional Fees                                           $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   38   Provisions for Rejected Executory Contracts                 $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   39   Interest Earned on Accumulated Cash from                    $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0                   Resulting Chp 11 Case                                       $0          $0
-------    --------                                                                   --------------  ----------
                $0         $0   40   Gain or (Loss) from Sale of Equipment (1)        ($179,164,338)         $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   41   U.S. Trustee Quarterly Fees                                 $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   42                                                               $0          $0
-------    --------   --------     -----------------------------------------------    --------------  ----------
    $0          $0         $0   43        TOTAL REORGANIZATION ITEMS                  ($179,164,338)         $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES    ($179,164,338)         $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   45   Federal & State Income Taxes                                $0          $0
-------    --------   --------                                                        --------------  ----------
    $0          $0         $0   46 NET PROFIT (LOSS)                                  ($179,164,338)         $0
=======    ========   ========                                                        ==============  ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTE:

     (1)  To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 04/30/02
                                             ----------

ASSETS

                                                             FROM SCHEDULES       BOOK VALUE
                                                             --------------       ----------
      CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                       $0
                                                                                  ----------
 2        Cash and cash equivalents - restricted                                         $0
                                                                                  ----------
 3        Accounts receivable (net)                                 A                    $0
                                                                                  ----------
 4        Inventory                                                 B                    $0
                                                                                  ----------
 5        Prepaid expenses                                                               $0
                                                                                  ----------
 6        Professional retainers                                                         $0
                                                                                  ----------
 7        Other:                                                                         $0
                --------------------------------------------                      ----------
 8
          --------------------------------------------------                      ----------
 9              TOTAL CURRENT ASSETS                                                     $0
                                                                                  ----------
      PROPERTY AND EQUIPMENT (BOOK VALUE)
10        Real property                                             C                    $0
                                                                                  ----------
11        Machinery and equipment                                   D                    $0
                                                                                  ----------
12        Furniture and fixtures                                    D                    $0
                                                                                  ----------
13        Office equipment                                          D                    $0
                                                                                  ----------
14        Leasehold improvements                                    D                    $0
                                                                                  ----------
15        Vehicles                                                  D                    $0
                                                                                  ----------
16        Other:                                                    D                    $0
                --------------------------------------------                      ----------
17                                                                  D
          --------------------------------------------------                      ----------
18                                                                  D
          --------------------------------------------------                      ----------
19                                                                  D
          --------------------------------------------------                      ----------
20                                                                  D
          --------------------------------------------------                      ----------
21              TOTAL PROPERTY AND EQUIPMENT                                             $0
                                                                                  ----------
      OTHER ASSETS
22        Loans to shareholders                                                          $0
                                                                                  ----------
23        Loans to affiliates                                                            $0
                                                                                  ----------
24        Intercompany-Metricom Inc., the parent company                           $747,656
          --------------------------------------------------                      ----------
25
          --------------------------------------------------                      ----------
26
          --------------------------------------------------                      ----------
27
          --------------------------------------------------                      ----------
28              TOTAL OTHER ASSETS                                                 $747,656
                                                                                  ----------
29              TOTAL ASSETS                                                       $747,656
                                                                                  ==========

    NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
      POST-PETITION
          CURRENT LIABILITIES
30              Salaries and wages                                                           $0
                                                                                  --------------
31              Payroll taxes                                                                $0
                                                                                  --------------
32              Real and personal property taxes                                             $0
                                                                                  --------------
33              Income taxes                                                                 $0
                                                                                  --------------
34              Sales taxes                                                             $35,937
                                                                                  --------------
35              Notes payable (short term)                                                   $0
                                                                                  --------------
36              Accounts payable (trade)                            A                        $0
                                                                                  --------------
37              Real property lease arrearage                                                $0
                                                                                  --------------
38              Personal property lease arrearage                                            $0
                                                                                  --------------
39              Accrued professional fees                                                    $0
                                                                                  --------------
40              Current portion of long-term post-petition
                debt (due within 12 months)                                                  $0
                                                                                  --------------
41              Other:
                         -----------------------------------                      --------------
42
                --------------------------------------------                      --------------
43
                --------------------------------------------                      --------------
44              TOTAL CURRENT LIABILITIES                                               $35,937
                                                                                  --------------
45        LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                               $0
                                                                                  --------------
46              TOTAL POST-PETITION LIABILITIES                                         $35,937
                                                                                  --------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9
47              Secured claims                                      F                        $0
                                                                                  --------------
48              Priority unsecured claims                           F                 ($284,146)
                                                                                  --------------
49              General unsecured claims (1)                        F              $173,620,433
                                                                                  --------------
50              TOTAL PRE-PETITION LIABILITIES                                     $173,336,287
                                                                                  --------------
51              TOTAL LIABILITIES                                                  $173,372,224
                                                                                  --------------
    EQUITY (DEFICIT)
52        Retained Earnings/(Deficit) at time of filing (1)                          $1,354,797
                                                                                  --------------
53        Capital Stock                                                              $5,184,973
                                                                                  --------------
54        Additional paid-in capital
                                                                                  --------------
55        Cumulative profit/(loss) since filing of case                           ($179,164,338)
                                                                                  --------------
56        Post-petition contributions/(distributions) or (draws)
                                                                                  --------------
57
          --------------------------------------------------                      --------------
58        Market value adjustment
                                                                                  --------------
59              TOTAL EQUITY (DEFICIT)                                            ($172,624,568)
                                                                                  --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                             $747,656
                                                                                  ==============

    NOTE:   (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                     ACCOUNTS RECEIVABLE AND (NET) PAYABLE
                                   SCHEDULE A


RECEIVABLES AND PAYABLES AGINGS                            ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE         PAST DUE
                                                          [PRE AND POST PETITION]      [POST PETITION]     POST PETITION DEBT
                                                          ----------------------      ----------------     ------------------
    0 -30 Days                                                               $0                    $0
                                                          ----------------------      ----------------
    31-60 Days                                                               $0                    $0
                                                          ----------------------      ----------------
    61-90 Days                                                               $0                    $0                     $0
                                                          ----------------------      ----------------     ------------------
    91+ Days                                                                 $0                    $0
                                                          ----------------------      ----------------
    Total accounts receivable/payable                                        $0                    $0
                                                          ----------------------      ================
    Allowance for doubtful accounts                                          $0
                                                          ----------------------
    Accounts receivable (net)                                                $0
                                                          ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)
                                         INVENTORY(IES)        COST OF GOODS SOLD
                                           BALANCE AT          ----------------------------
                                          END OF MONTH
                                         -------------         INVENTORY BEGINNING OF MONTH                            $0
                                                                                                        ------------------
                                                               Add -                                                   $0
                                                                                                        ------------------
    Retail/Restaurants -                                         Net purchase                                          $0
      Product for resale                                $0                                              ------------------
                                  -------------------------      Direct labor                                          $0
                                                                                                        ------------------
                                                                 Manufacturing overhead                                $0
                                                                                                        ------------------
    Distribution -                                               Freight in                                            $0
      Products for resale                               $0                                              ------------------
                                  -------------------------      Other:                                                $0
                                                                                                        ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0     Less -
                                  -------------------------
      Finished goods                                    $0       Inventory End of Month                                $0
                                  -------------------------                                             ------------------
    Other - Explain                                     $0       Shrinkage                                             $0
                                  -------------------------                                             ------------------
                                                                 Personal Use                                          $0
                                                                                                        ------------------
    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
              Yes [ ]    No [ ]

    How often do you take a complete physical inventory?       Valuation methods -
                                                                   FIFO cost                          [ ]
      Weekly                                                       LIFO cost                          [ ]
                      ------
      Monthly                                                      Lower of cost or market            [ ]
                      ------
      Quarterly                                                    Retail method                      [ ]
                      ------
      Semi-annually                                                Other                              [ ]
                      ------
      Annually                                                       Explain
                      ------
Date of last physical inventory was     Not Applicable
                                        -------------------    -----------------------------------------------------------

                                                               -----------------------------------------------------------
Date of next physical inventory is      Not Applicable
                                        -------------------    -----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST             NET BOOK VALUE
                                                                                 ----             --------------
Machinery & Equipment -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE
                                          0-30 DAYS       31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                          ---------       ----------     ----------      --------        -----
Federal
       Income Tax Withholding                                                                                   $0
                                        --------------- --------------- -------------- -------------  -------------
       FICA - Employee                                                                                          $0
                                        --------------- --------------- -------------- -------------  -------------
       FICA - Employer                                                                                          $0
                                        --------------- --------------- -------------- -------------  -------------
       Unemployment (FUTA)                                                                                      $0
                                        --------------- --------------- -------------- -------------  -------------
       Income                                                                                                   $0
                                        --------------- --------------- -------------- -------------  -------------
       Other (Attach List)                                                                                      $0
                                        --------------- --------------- -------------- -------------  -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0            $0             $0
                                        --------------- --------------- -------------- -------------  -------------
STATE AND LOCAL
       Income Tax Withholding                                                                                   $0
                                        --------------- --------------- -------------- -------------  -------------
       Unemployment (UT)                                                                                        $0
                                        --------------- --------------- -------------- -------------  -------------
       Disability Insurance (DI)                                                                                $0
                                        --------------- --------------- -------------- -------------  -------------
       Empl. Training Tax (ETT)                                                                                 $0
                                        --------------- --------------- -------------- -------------  -------------
       Sales                                                                                $35,937        $35,937
                                        --------------- --------------- -------------- -------------  -------------
       Excise                                                                                                   $0
                                        --------------- --------------- -------------- -------------  -------------
       Real property                                                                                            $0
                                        --------------- --------------- -------------- -------------  -------------
       Personal property                                                                                        $0
                                        --------------- --------------- -------------- -------------  -------------
       Income                                                                                                   $0
                                        --------------- --------------- -------------- -------------  -------------
       Other (Attach List)                                                                                      $0
                                        --------------- --------------- -------------- -------------  -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0       $35,937        $35,937
                                        --------------- --------------- -------------- -------------  -------------
TOTAL TAXES                                         $0              $0             $0       $35,937        $35,937
                                        =============== =============== ============== =============  =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED          ALLOWED
                                                                            AMOUNT         AMOUNT (b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                   (1)             (2)
-------------------------------------------                             --------------   -------------
       Secured claims(a)                                                           $0              $0
                                                                        --------------   -------------
       Priority claims other than taxes                                            $0              $0
                                                                        --------------   -------------
       Priority tax claims                                                    $25,122       ($284,146)
                                                                        --------------   -------------
       General unsecured claims                                          $180,342,426    $173,620,433
                                                                        --------------   -------------

        (a) List total amount of claims even if under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

        (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001.

        (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1       ACCOUNT 2       ACCOUNT 3     ACCOUNT 4
                                          ---------       ---------       ---------     ---------
Bank                                    Wells Fargo LLC
                                        --------------- --------------- -------------- -------------
Account Type                            General Banking
                                        --------------- --------------- -------------- -------------
Account No.                             4487-099655
                                        --------------- --------------- -------------- -------------
Account Purpose                         General Banking
                                        --------------- --------------- -------------- -------------
Balance, End of Month                               $0
                                        --------------- --------------- -------------- -------------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02
                                             ----------

                                                                                 Actual             Cumulative
                                                                             Current Month        (Case to Date)
                                                                             -------------        --------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                        $0                    $0
                                                                             -------------        --------------
2         Cash Received from Sales                                                     $0                    $0
                                                                             -------------        --------------
3         Interest Received                                                            $0                    $0
                                                                             -------------        --------------
4         Borrowings                                                                   $0                    $0
                                                                             -------------        --------------
5         Funds from Shareholders, Partners, or Other Insiders                         $0                    $0
                                                                             -------------        --------------
6         Capital Contributions                                                        $0                    $0
                                                                             -------------        --------------
7
          ------------------------------------------------------             -------------        --------------
8
          ------------------------------------------------------             -------------        --------------
9
          ------------------------------------------------------             -------------        --------------
10
          ------------------------------------------------------             -------------        --------------
11
          ------------------------------------------------------             -------------        --------------
12             TOTAL CASH RECEIPTS                                                     $0                    $0
                                                                             -------------        --------------
    CASH DISBURSEMENTS
                                                                             -------------        --------------
13        Payments for Inventory                                                       $0                    $0
                                                                             -------------        --------------
14        Selling                                                                      $0                    $0
                                                                             -------------        --------------
15        Administrative                                                               $0                    $0
                                                                             -------------        --------------
16        Capital Expenditures                                                         $0                    $0
                                                                             -------------        --------------
17        Principal Payments on Debt                                                   $0                    $0
                                                                             -------------        --------------
18        Interest Paid                                                                $0                    $0
                                                                             -------------        --------------
          Rent/Lease:                                                                  $0                    $0
                                                                             -------------        --------------
19             Personal Property                                                       $0                    $0
                                                                             -------------        --------------
20             Real Property                                                           $0                    $0
                                                                             -------------        --------------
          Amount Paid to Owner(s)/Officer(s)                                           $0                    $0
                                                                             -------------        --------------
21             Salaries                                                                $0                    $0
                                                                             -------------        --------------
22             Draws                                                                   $0                    $0
                                                                             -------------        --------------
23             Commissions/Royalties                                                   $0                    $0
                                                                             -------------        --------------
24             Expense Reimbursements                                                  $0                    $0
                                                                             -------------        --------------
25             Other                                                                   $0                    $0
                                                                             -------------        --------------
26        Salaries/Commissions (less employee withholding)                             $0                    $0
                                                                             -------------        --------------
27        Management Fees                                                              $0                    $0
                                                                             -------------        --------------
          Taxes:                                                                       $0                    $0
                                                                             -------------        --------------
28             Employee Withholding                                                    $0                    $0
                                                                             -------------        --------------
29             Employer Payroll Taxes                                                  $0                    $0
                                                                             -------------        --------------
30             Real Property Taxes                                                     $0                    $0
                                                                             -------------        --------------
31             Other Taxes                                                             $0                    $0
                                                                             -------------        --------------
32        Other Cash Outflows:                                                         $0                    $0
                                                                             -------------        --------------
33
               -------------------------------------------------             -------------        --------------
34
               -------------------------------------------------             -------------        --------------
35
               -------------------------------------------------             -------------        --------------
36
               -------------------------------------------------             -------------        --------------
37
               -------------------------------------------------             -------------        --------------
38             TOTAL CASH DISBURSEMENTS:                                               $0                    $0
                                                                             -------------        --------------
39  NET INCREASE (DECREASE) IN CASH                                                    $0                    $0
                                                                             -------------        --------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                  $0                    $0
                                                                             -------------        --------------
41  CASH BALANCE, END OF PERIOD                                                        $0                    $0
                                                                             =============        ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02
                                             ----------

       CASH FLOWS FROM OPERATING ACTIVITIES                                                    ACTUAL       CUMULATIVE
                                                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                           -------------   --------------
1         Cash Received from Sales                                                                   $0               $0
                                                                                           -------------   --------------
2         Rent/Leases Collected                                                                      $0               $0
                                                                                           -------------   --------------
3         Interest Received                                                                          $0               $0
                                                                                           -------------   --------------
4         Cash Paid to Suppliers                                                                     $0               $0
                                                                                           -------------   --------------
5         Cash Paid for Selling Expenses                                                             $0               $0
                                                                                           -------------   --------------
6         Cash Paid for Administrative Expenses                                                      $0               $0
                                                                                           -------------   --------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                       $0               $0
                                                                                           -------------   --------------
8            Real Property                                                                           $0               $0
                                                                                           -------------   --------------
9         Cash Paid for Interest                                                                     $0               $0
                                                                                           -------------   --------------
10        Cash Paid for Net Payroll and Benefits                                                     $0               $0
                                                                                           -------------   --------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                $0               $0
                                                                                           -------------   --------------
12           Draws                                                                                   $0               $0
                                                                                           -------------   --------------
13           Commissions/Royalties                                                                   $0               $0
                                                                                           -------------   --------------
14           Expense Reimbursements                                                                  $0               $0
                                                                                           -------------   --------------
15           Other                                                                                   $0               $0
                                                                                           -------------   --------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                    $0               $0
                                                                                           -------------   --------------
17           Employee Withholdings                                                                   $0               $0
                                                                                           -------------   --------------
18           Real Property Taxes                                                                     $0               $0
                                                                                           -------------   --------------
19           Other Taxes                                                                             $0               $0
                                                                                           -------------   --------------
20        Cash Paid for General Expenses                                                             $0               $0
                                                                                           -------------   --------------
21
          ---------------------------------------------------------------------            -------------   --------------
22
          ---------------------------------------------------------------------            -------------   --------------
23
          ---------------------------------------------------------------------            -------------   --------------
24
          ---------------------------------------------------------------------            -------------   --------------
25
          ---------------------------------------------------------------------            -------------   --------------
26
          ---------------------------------------------------------------------            -------------   --------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
               REORGANIZATION ITEMS                                                                  $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                   $0               $0
                                                                                           -------------   --------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                         $0               $0
                                                                                           -------------   --------------
30        U.S. Trustee Quarterly Fees                                                                $0               $0
                                                                                           -------------   --------------
31
          ---------------------------------------------------------------------            -------------   --------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        $0               $0
                                                                                           -------------   --------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                       $0               $0
                                                                                           -------------   --------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                    $0               $0
                                                                                           -------------   --------------
36
          ---------------------------------------------------------------------            -------------   --------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                           $0               $0
                                                                                           -------------   --------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                              $0               $0
                                                                                           -------------   --------------
40        Capital Contributions                                                                      $0               $0
                                                                                           -------------   --------------
41        Principal Payments                                                                         $0               $0
                                                                                           -------------   --------------
42
          ---------------------------------------------------------------------            -------------   --------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0               $0
                                                                                           -------------   --------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            $0               $0
                                                                                           -------------   --------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                 $0               $0
                                                                                           -------------   --------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                       $0               $0
                                                                                           =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.                         CASE NO.  01-53297
                                                               ------------

                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:    Apr-02                 PETITION DATE:  07/02/01
                  ----------                             ------------

1.  Debtor in possession (or trustee) hereby submits this Monthly
    Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                                    END OF            END OF              AS OF
2.  ASSET AND LIABILITY STRUCTURE                                               CURRENT MONTH      PRIOR MONTH       PETITION FILING
                                                                               --------------      -----------       ---------------
    a.  Current Assets                                                                    $0               $0
                                                                               --------------      -----------
    b.  Total Assets                                                                      $0               $0                    $0
                                                                               --------------      -----------       ---------------
    c.  Current Liabilities                                                               $0               $0
                                                                               --------------      -----------
    d.  Total Liabilities                                                                 $0               $0                    $0
                                                                               --------------      -----------       ---------------

3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                               CUMULATIVE
                                                                               CURRENT MONTH       PRIOR MONTH        (CASE TO DATE)
                                                                               --------------      -----------       ---------------
    a.  Total Receipts                                                                    $0               $0                    $0
                                                                               --------------      -----------       ---------------
    b.  Total Disbursements                                                               $0               $0                    $0
                                                                               --------------      -----------       ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                        $0               $0                    $0
                                                                               --------------      -----------       ---------------
    d.  Cash Balance Beginning of Month                                                   $0               $0                    $0
                                                                               --------------      -----------       ---------------
    e.  Cash Balance End of Month (c + d)                                                 $0               $0                    $0
                                                                               --------------      -----------       ---------------

                                                                                                                       CUMULATIVE
                                                                               CURRENT MONTH       PRIOR MONTH        (CASE TO DATE)
                                                                               --------------      -----------       ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                        $0               $0                    $0
                                                                               --------------      -----------       ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                           $0               $0
                                                                               --------------      -----------
6.  POST-PETITION LIABILITIES                                                             $0               $0
                                                                               --------------      -----------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                                $0               $0
                                                                               --------------      -----------

AT THE END OF THIS REPORTING MONTH:                                             YES            NO
                                                                                ---            --
8.  Have any payments been made on pre-petition debt, other than                [ ]            [X]
    payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach               [ ]            [X]
    listing including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by          [ ]            [ ]
    the court?

11. Have any payments been made to officers, insiders, shareholders,            [ ]            [X]
    relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for                [X]            [ ]
    general liability?

13. Are a plan and disclosure statement on file?                                [ ]            [X]

14. Was there any post-petition borrowing during this reporting                 [ ]            [X]
    period?

15. Check if paid: Post-petition taxes [  ];    U.S. Trustee Quarterly Fees [  ]; Check if filing is current for:
    Post-petition tax reporting and tax returns: [  ].

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.




Date:  05/16/02                         /s/ EUGENE A. REILLY
     --------------------------         ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 04/30/02
                                             ----------

       CURRENT MONTH
---------------------------
                                                                                     CUMULATIVE     NEXT MONTH
ACTUAL  FORECAST   VARIANCE                                                        (CASE TO DATE)    FORECAST
------  --------   --------                                                        --------------   ----------
                                REVENUES:
   $0        $0         $0    1   Gross Sales                                                 $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    2   less: Sales Returns & Allowances                            $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    3   Net Sales                                                   $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    4   less: Cost of Goods Sold   (Schedule 'B')                   $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    5   Gross Profit                                                $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    6   Interest                                                    $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    7   Other Income:                                               $0           $0
------  --------   --------                       ------------------------         --------------   ----------
                              8
------  --------   --------     ------------------------------------------         --------------   ----------
                              9
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   10       TOTAL REVENUES                                          $0           $0
------  --------   --------                                                        --------------   ----------
                                EXPENSES:
   $0        $0         $0   11   Compensation to Owner(s)/Officer(s)                         $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   12   Salaries                                                    $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   13   Commissions                                                 $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   14   Contract Labor                                              $0           $0
------  --------   --------                                                        --------------   ----------
                                  Rent/Lease:
   $0        $0         $0   15       Personal Property                                       $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   16       Real Property                                           $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   17   Insurance                                                   $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   18   Management Fees                                             $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   19   Depreciation                                                $0           $0
------  --------   --------                                                        --------------   ----------
                                  Taxes:
   $0        $0         $0   20       Employer Payroll Taxes                                  $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   21       Real Property Taxes                                     $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   22       Other Taxes                                             $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   23   Other Selling                                               $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   24   Other Administrative                                        $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   25   Interest                                                    $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   26   Other Expenses:                                             $0           $0
------  --------   --------                       ------------------------         --------------   ----------
   $0        $0         $0   27                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   28                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   29                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   30                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   31                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   32                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   33                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   34                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   35       TOTAL EXPENSES                                          $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   36 SUBTOTAL                                                      $0           $0
------  --------   --------                                                        --------------   ----------
                                  REORGANIZATION ITEMS:
   $0        $0         $0   37     Professional Fees                                         $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   38   Provisions for Rejected Executory Contracts                 $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   39   Interest Earned on Accumulated Cash from                    $0           $0
------  --------   --------       Resulting Chp 11 Case                            --------------   ----------
   $0        $0         $0   40   Gain or (Loss) from Sale of Equipment                       $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   41   U.S. Trustee Quarterly Fees                                 $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   42                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   43        TOTAL REORGANIZATION ITEMS                             $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   45   Federal & State Income Taxes                                $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   46 NET PROFIT (LOSS)                                             $0           $0
======  ========   ========                                                        ==============   ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 04/30/02
                                             ----------

    ASSETS
                                                                 FROM SCHEDULES      MARKET VALUE
                                                                 --------------      ------------
         CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                         $0
                                                                                     ------------
 2           Cash and cash equivalents - restricted                                           $0
                                                                                     ------------
 3           Accounts receivable (net)                                  A                     $0
                                                                                     ------------
 4           Inventory                                                  B                     $0
                                                                                     ------------
 5           Prepaid expenses                                                                 $0
                                                                                     ------------
 6           Professional retainers                                                           $0
                                                                                     ------------
 7           Other:                                                                           $0
                   ---------------------------------------------                     ------------
 8
             ---------------------------------------------------                     ------------
 9                 TOTAL CURRENT ASSETS                                                       $0
                                                                                     ------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)
10           Real property                                              C                     $0
                                                                                     ------------
11           Machinery and equipment                                    D                     $0
                                                                                     ------------
12           Furniture and fixtures                                     D                     $0
                                                                                     ------------
13           Office equipment                                           D                     $0
                                                                                     ------------
14           Leasehold improvements                                     D                     $0
                                                                                     ------------
15           Vehicles                                                   D                     $0
                                                                                     ------------
16           Other:                                                     D                     $0
                   ---------------------------------------------                     ------------
17                                                                      D                     $0
             ---------------------------------------------------                     ------------
18                                                                      D                     $0
             ---------------------------------------------------                     ------------
19                                                                      D                     $0
             ---------------------------------------------------                     ------------
20                                                                      D                     $0
             ---------------------------------------------------                     ------------
21                 TOTAL PROPERTY AND EQUIPMENT                                               $0
                                                                                     ------------
         OTHER ASSETS
22           Loans to shareholders                                                            $0
                                                                                     ------------
23           Loans to affiliates                                                              $0
                                                                                     ------------
24
             ---------------------------------------------------                     ------------
25
             ---------------------------------------------------                     ------------
26
             ---------------------------------------------------                     ------------
27
             ---------------------------------------------------                     ------------
28                 TOTAL OTHER ASSETS                                                         $0
                                                                                     ------------
29                 TOTAL ASSETS                                                               $0
                                                                                     ============

    NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
         POST-PETITION
             CURRENT LIABILITIES
30                 Salaries and wages                                                       $0
                                                                                     ----------
31                 Payroll taxes                                                            $0
                                                                                     ----------
32                 Real and personal property taxes                                         $0
                                                                                     ----------
33                 Income taxes                                                             $0
                                                                                     ----------
34                 Sales taxes                                                              $0
                                                                                     ----------
35                 Notes payable (short term)                                               $0
                                                                                     ----------
36                 Accounts payable (trade)                                 A               $0
                                                                                     ----------
37                 Real property lease arrearage                                            $0
                                                                                     ----------
38                 Personal property lease arrearage                                        $0
                                                                                     ----------
39                 Accrued professional fees                                                $0
                                                                                     ----------
40                 Current portion of long-term post-petition debt
                     (due within 12 months)                                                 $0
                                                                                     ----------
41                 Other:                                                                   $0
                            ------------------------------------                     ----------
42
                   ---------------------------------------------                     ----------
43
                   ---------------------------------------------                     ----------
44                 TOTAL CURRENT LIABILITIES                                                $0
                                                                                     ----------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                           $0
                                                                                     ----------
46                 TOTAL POST-PETITION LIABILITIES                                          $0
                                                                                     ----------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                 Secured claims                                           F               $0
                                                                                     ----------
48                 Priority unsecured claims                                F               $0
                                                                                     ----------
49                 General unsecured claims                                 F               $0
                                                                                     ----------
50                 TOTAL PRE-PETITION LIABILITIES                                           $0
                                                                                     ----------
51                 TOTAL LIABILITIES                                                        $0
                                                                                     ----------
    EQUITY (DEFICIT)
52           Retained Earnings/(Deficit) at time of filing                                  $0
                                                                                     ----------
53           Capital Stock                                                                  $0
                                                                                     ----------
54           Additional paid-in capital                                                     $0
                                                                                     ----------
55           Cumulative profit/(loss) since filing of case                                  $0
                                                                                     ----------
56           Post-petition contributions/(distributions) or (draws)                         $0
                                                                                     ----------
57
                   ---------------------------------------------                     ----------
58           Market value adjustment                                                        $0
                                                                                     ----------
59                 TOTAL EQUITY (DEFICIT)                                                   $0
                                                                                     ----------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                  $0
                                                                                     ==========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                              ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
                                                            [PRE AND POST PETITION]    [POST PETITION]     POST PETITION DEBT
                                                            -----------------------   ----------------     ------------------
    0 - 30 Days                                                                $0                  $0
                                                            ----------------------    ----------------
    31-60 Days                                                                 $0                  $0
                                                            ----------------------    ----------------
    61-90 Days                                                                 $0                  $0                     $0
                                                            ----------------------    ----------------     ------------------
    91+ Days                                                                   $0                  $0
                                                            ----------------------    ----------------
    Total accounts receivable/payable                                          $0                  $0
                                                            ----------------------    ================
    Allowance for doubtful accounts                                            $0
                                                            ----------------------
    Accounts receivable (net)                                                  $0
                                                            ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                             COST OF GOODS SOLD
                                         INVENTORY(IES)        INVENTORY BEGINNING OF MONTH                            $0
                                           BALANCE AT                                                   ------------------
                                          END OF MONTH
                                          ------------

                                                               Add -
    Retail/Restaurants -                                         Net purchase                                          $0
                                                                                                        ------------------
      Product for resale                                $0       Direct labor                                          $0
                                  -------------------------                                             ------------------
                                                                 Manufacturing overhead                                $0
                                                                                                        ------------------
    Distribution -                                               Freight in                                            $0
                                                                                                        ------------------
      Products for resale                               $0       Other:                                                $0
                                  -------------------------                                             ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0     Less -
                                  -------------------------
      Finished goods                                    $0       Inventory End of Month                                $0
                                  -------------------------                                             ------------------
                                                                 Shrinkage                                             $0
                                                                                                        ------------------
    Other - Explain                                     $0       Personal Use                                          $0
                                  -------------------------                                             ------------------

    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
              Yes [ ]    No [ ]
    How often do you take a complete physical inventory?       Valuation methods -
                                                                   FIFO cost                        [ ]

      Weekly                                                       LIFO cost                        [ ]
                      ------
      Monthly                                                      Lower of cost or market          [ ]
                      ------
      Quarterly                                                    Retail method                    [ ]
                      ------
      Semi-annually                                                Other                            [ ]
                      ------
      Annually                                                       Explain
                      ------
Date of last physical inventory was     Not Applicable
                                        -------------------------    -----------------------------------------------------

                                                                     -----------------------------------------------------
Date of next physical inventory is      Not Applicable
                                        -------------------------    -----------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
Machinery & Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                           0-30 DAYS 31-60 DAYS 61-90 DAYS 91+ DAYS   TOTAL
                                        --------- ---------- ---------- --------   -----
FEDERAL
       Income Tax Withholding                 $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       FICA - Employee                        $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       FICA - Employer                        $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Unemployment (FUTA)                    $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Income                                 $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Other (Attach List)                    $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
TOTAL FEDERAL TAXES                           $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
STATE AND LOCAL
       Income Tax Withholding                 $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Unemployment (UT)                      $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Disability Insurance (DI)              $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Empl. Training Tax (ETT)               $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Sales                                  $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Excise                                 $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Real property                          $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Personal property                      $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Income                                 $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
       Other (Attach List)                    $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
TOTAL STATE & LOCAL TAXES                     $0         $0          $0      $0       $0
                                        --------- ---------- ---------- --------   ------
TOTAL TAXES                                   $0         $0          $0      $0       $0
                                        ========= ========== ========== ========   ======

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                CLAIMED       ALLOWED
                                                                           AMOUNT       AMOUNT (b)
                                                                        -------------  ------------
       Secured claims(a)                                                           $0           $0
                                                                        -------------  ------------
       Priority claims other than taxes                                            $0           $0
                                                                        -------------  ------------
       Priority tax claims                                                         $0           $0
                                                                        -------------  ------------
       General unsecured claims                                                    $0           $0
                                                                        -------------  ------------

        (a) List total amount of claims even if under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1       ACCOUNT 2       ACCOUNT 3    ACCOUNT 4
                                          ---------       ---------       ---------    ---------
Bank                                         None
                                        --------------- --------------- ------------ -------------
Account Type
                                        --------------- --------------- ------------ -------------
Account No.
                                        --------------- --------------- ------------ -------------
Account Purpose
                                        --------------- --------------- ------------ -------------
Balance, End of Month
                                        --------------- --------------- ------------ -------------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02
                                             ----------

                                                                                  Actual             Cumulative
                                                                              Current Month        (Case to Date)
                                                                              -------------        --------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                         $0                    $0
                                                                              -------------        --------------
2         Cash Received from Sales                                                      $0                    $0
                                                                              -------------        --------------
3         Interest Received                                                             $0                    $0
                                                                              -------------        --------------
4         Borrowings                                                                    $0                    $0
                                                                              -------------        --------------
5         Funds from Shareholders, Partners, or Other Insiders                          $0                    $0
                                                                              -------------        --------------
6         Capital Contributions                                                         $0                    $0
                                                                              -------------        --------------
7
          -------------------------------------------------------             -------------        --------------
8
          -------------------------------------------------------             -------------        --------------
9
          -------------------------------------------------------             -------------        --------------
10
          -------------------------------------------------------             -------------        --------------
11
          -------------------------------------------------------             -------------        --------------
12             TOTAL CASH RECEIPTS                                                      $0                    $0
                                                                              -------------        --------------
    CASH DISBURSEMENTS
13        Payments for Inventory                                                        $0                    $0
                                                                              -------------        --------------
14        Selling                                                                       $0                    $0
                                                                              -------------        --------------
15        Administrative                                                                $0                    $0
                                                                              -------------        --------------
16        Capital Expenditures                                                          $0                    $0
                                                                              -------------        --------------
17        Principal Payments on Debt                                                    $0                    $0
                                                                              -------------        --------------
18        Interest Paid                                                                 $0                    $0
                                                                              -------------        --------------
          Rent/Lease:
19             Personal Property                                                        $0                    $0
                                                                              -------------        --------------
20             Real Property                                                            $0                    $0
                                                                              -------------        --------------
          Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                 $0                    $0
                                                                              -------------        --------------
22             Draws                                                                    $0                    $0
                                                                              -------------        --------------
23             Commissions/Royalties                                                    $0                    $0
                                                                              -------------        --------------
24             Expense Reimbursements                                                   $0                    $0
                                                                              -------------        --------------
25             Other                                                                    $0                    $0
                                                                              -------------        --------------
26        Salaries/Commissions (less employee withholding)                              $0                    $0
                                                                              -------------        --------------
27        Management Fees                                                               $0                    $0
                                                                              -------------        --------------
          Taxes:
28             Employee Withholding                                                     $0                    $0
                                                                              -------------        --------------
29             Employer Payroll Taxes                                                   $0                    $0
                                                                              -------------        --------------
30             Real Property Taxes                                                      $0                    $0
                                                                              -------------        --------------
31             Other Taxes                                                              $0                    $0
                                                                              -------------        --------------
32        Other Cash Outflows:                                                          $0                    $0
                                                                              -------------        --------------
33
               --------------------------------------------------             -------------        --------------
34
               --------------------------------------------------             -------------        --------------
35
               --------------------------------------------------             -------------        --------------
36
               --------------------------------------------------             -------------        --------------
37
               --------------------------------------------------             -------------        --------------
38             TOTAL CASH DISBURSEMENTS:                                                $0                    $0
                                                                              -------------        --------------
39  NET INCREASE (DECREASE) IN CASH                                                     $0                    $0
                                                                              -------------        --------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                   $0                    $0
                                                                              -------------        --------------
41  CASH BALANCE, END OF PERIOD                                                         $0                    $0
                                                                              =============        ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  04/30/02
                                             ------------

     CASH FLOWS FROM OPERATING ACTIVITIES                                                     ACTUAL         CUMULATIVE
                                                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                           -------------   --------------
1         Cash Received from Sales                                                                   $0               $0
                                                                                           -------------   --------------
2         Rent/Leases Collected                                                                      $0               $0
                                                                                           -------------   --------------
3         Interest Received                                                                          $0               $0
                                                                                           -------------   --------------
4         Cash Paid to Suppliers                                                                     $0               $0
                                                                                           -------------   --------------
5         Cash Paid for Selling Expenses                                                             $0               $0
                                                                                           -------------   --------------
6         Cash Paid for Administrative Expenses                                                      $0               $0
                                                                                           -------------   --------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                       $0               $0
                                                                                           -------------   --------------
8            Real Property                                                                           $0               $0
                                                                                           -------------   --------------
9         Cash Paid for Interest                                                                     $0               $0
                                                                                           -------------   --------------
10        Cash Paid for Net Payroll and Benefits                                                     $0               $0
                                                                                           -------------   --------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                $0               $0
                                                                                           -------------   --------------
12           Draws                                                                                   $0               $0
                                                                                           -------------   --------------
13           Commissions/Royalties                                                                   $0               $0
                                                                                           -------------   --------------
14           Expense Reimbursements                                                                  $0               $0
                                                                                           -------------   --------------
15           Other                                                                                   $0               $0
                                                                                           -------------   --------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                    $0               $0
                                                                                           -------------   --------------
17           Employee Withholdings                                                                   $0               $0
                                                                                           -------------   --------------
18           Real Property Taxes                                                                     $0               $0
                                                                                           -------------   --------------
19           Other Taxes                                                                             $0               $0
                                                                                           -------------   --------------
20        Cash Paid for General Expenses                                                             $0               $0
                                                                                           -------------   --------------
21
          ---------------------------------------------------------------------            -------------   --------------
22
          ---------------------------------------------------------------------            -------------   --------------
23
          ---------------------------------------------------------------------            -------------   --------------
24
          ---------------------------------------------------------------------            -------------   --------------
25
          ---------------------------------------------------------------------            -------------   --------------
26
          ---------------------------------------------------------------------            -------------   --------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
               REORGANIZATION ITEMS                                                                  $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                   $0               $0
                                                                                           -------------   --------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                         $0               $0
                                                                                           -------------   --------------
30        U.S. Trustee Quarterly Fees                                                                $0               $0
                                                                                           -------------   --------------
31
          ---------------------------------------------------------------------            -------------   --------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        $0               $0
                                                                                           -------------   --------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                       $0               $0
                                                                                           -------------   --------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                    $0               $0
                                                                                           -------------   --------------
36
          ---------------------------------------------------------------------            -------------   --------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                           $0               $0
                                                                                           -------------   --------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                              $0               $0
                                                                                           -------------   --------------
40        Capital Contributions                                                                      $0               $0
                                                                                           -------------   --------------
41        Principal Payments                                                                         $0               $0
                                                                                           -------------   --------------
42
          ---------------------------------------------------------------------            -------------   --------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0               $0
                                                                                           -------------   --------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            $0               $0
                                                                                           -------------   --------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                 $0               $0
                                                                                           -------------   --------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                       $0               $0
                                                                                           =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Investments DC, Inc.             CASE NO.  01-53302
                                                          -------------

                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Apr-02                         PETITION DATE:   07/02/01
                -----------                                     --------------

1.  Debtor in possession (or trustee) hereby submits this Monthly
    Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in $1

                                                                                   END OF            END OF                AS OF
2.  ASSET AND LIABILITY STRUCTURE                                               CURRENT MONTH      PRIOR MONTH       PETITION FILING
                                                                                -------------      -----------       ---------------
    a.  Current Assets                                                                    $0               $0
                                                                                -------------      -----------
    b.  Total Assets                                                                      $0               $0                    $0
                                                                                -------------      -----------       ---------------
    c.  Current Liabilities                                                               $0               $0
                                                                                -------------      -----------
    d.  Total Liabilities                                                                 $0               $0                    $0
                                                                                -------------      -----------       ---------------

                                                                                                                       CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                        CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)
                                                                                -------------      -----------       ---------------
    a.  Total Receipts                                                                    $0               $0                    $0
                                                                                -------------      -----------       ---------------
    b.  Total Disbursements                                                               $0               $0                    $0
                                                                                -------------      -----------       ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                        $0               $0                    $0
                                                                                -------------      -----------       ---------------
    d.  Cash Balance Beginning of Month                                                   $0               $0                    $0
                                                                                -------------      -----------       ---------------
    e.  Cash Balance End of Month (c + d)                                                 $0               $0                    $0
                                                                                -------------      -----------       ---------------

                                                                                                                        CUMULATIVE
                                                                                CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)
                                                                                -------------      -----------       ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                        $0               $0                    $0
                                                                                -------------      -----------       ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                           $0               $0
                                                                                -------------      -----------
6.  POST-PETITION LIABILITIES                                                             $0               $0
                                                                                -------------      -----------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                                $0               $0
                                                                                -------------      -----------


AT THE END OF THIS REPORTING MONTH:                                             YES            NO
                                                                                ---            --
8.  Have any payments been made on pre-petition debt, other than                [ ]            [X]
    payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach               [ ]            [X]
    listing including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by          [ ]            [ ]
    the court?

11. Have any payments been made to officers, insiders, shareholders,            [ ]            [X]
    relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for                [X]            [ ]
    general liability?

13. Are a plan and disclosure statement on file?                                [ ]            [X]

14. Was there any post-petition borrowing during this reporting                 [ ]            [X]
    period?

15. Check if paid: Post-petition taxes [  ];  U.S. Trustee Quarterly Fees [  ];  Check if filing is current for:
    Post-petition tax reporting and tax returns: [  ].

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:       05/16/02                    /s/ EUGENE A. REILLY
     ---------------------------        ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 04/30/02
                                             ----------

       CURRENT MONTH
---------------------------
                                                                                     CUMULATIVE     NEXT MONTH
ACTUAL  FORECAST   VARIANCE                                                        (CASE TO DATE)    FORECAST
------  --------   --------                                                        --------------   ----------
                                REVENUES:
   $0        $0         $0    1   Gross Sales                                                 $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    2   less: Sales Returns & Allowances                            $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    3   Net Sales                                                   $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    4   less: Cost of Goods Sold  (Schedule 'B')                    $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    5   Gross Profit                                                $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    6   Interest                                                    $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0    7   Other Income:                                               $0           $0
------  --------   --------                       ------------------------         --------------   ----------
                              8
------  --------   --------     ------------------------------------------         --------------   ----------
                              9
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   10       TOTAL REVENUES                                          $0           $0
------  --------   --------                                                        --------------   ----------
                                EXPENSES:
   $0        $0         $0   11   Compensation to Owner(s)/Officer(s)                         $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   12   Salaries                                                    $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   13   Commissions                                                 $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   14   Contract Labor                                              $0           $0
------  --------   --------                                                        --------------   ----------
                                  Rent/Lease:
   $0        $0         $0   15       Personal Property                                       $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   16       Real Property                                           $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   17   Insurance                                                   $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   18   Management Fees                                             $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   19   Depreciation                                                $0           $0
------  --------   --------                                                        --------------   ----------
                                  Taxes:
   $0        $0         $0   20       Employer Payroll Taxes                                  $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   21       Real Property Taxes                                     $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   22       Other Taxes                                             $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   23   Other Selling                                               $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   24   Other Administrative                                        $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   25   Interest                                                    $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   26   Other Expenses:                                             $0           $0
------  --------   --------                       ------------------------         --------------   ----------
   $0        $0         $0   27                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   28                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   29                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   30                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   31                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   32                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   33                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   34                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   35       TOTAL EXPENSES                                          $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   36 SUBTOTAL                                                      $0           $0
------  --------   --------                                                        --------------   ----------
                                REORGANIZATION ITEMS:
   $0        $0         $0   37   Professional Fees                                           $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   38   Provisions for Rejected Executory Contracts                 $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   39   Interest Earned on Accumulated Cash from                    $0           $0
------  --------   --------                                                        --------------   ----------
                                  Resulting Chp 11 Case
   $0        $0         $0   40   Gain or (Loss) from Sale of Equipment                       $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   41   U.S. Trustee Quarterly Fees                                 $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   42                                                               $0           $0
------  --------   --------     ------------------------------------------         --------------   ----------
   $0        $0         $0   43        TOTAL REORGANIZATION ITEMS                             $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   45   Federal & State Income Taxes                                $0           $0
------  --------   --------                                                        --------------   ----------
   $0        $0         $0   46 NET PROFIT (LOSS)                                             $0           $0
======  ========   ========                                                        ==============   ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                             BALANCE SHEET
                        (GENERAL BUSINESS CASE)
                     FOR THE MONTH ENDED 04/30/02
                                        ----------

    ASSETS
                                                                 FROM SCHEDULES      MARKET VALUE
                                                                 --------------      ------------
         CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                         $0
                                                                                     ------------
 2           Cash and cash equivalents - restricted                                           $0
                                                                                     ------------
 3           Accounts receivable (net)                                  A                     $0
                                                                                     ------------
 4           Inventory                                                  B                     $0
                                                                                     ------------
 5           Prepaid expenses                                                                 $0
                                                                                     ------------
 6           Professional retainers                                                           $0
                                                                                     ------------
 7           Other:                                                                           $0
                   ---------------------------------------------                     ------------
 8
             ---------------------------------------------------                     ------------
 9                 TOTAL CURRENT ASSETS                                                       $0
                                                                                     ------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)
10           Real property                                              C                     $0
                                                                                     ------------
11           Machinery and equipment                                    D                     $0
                                                                                     ------------
12           Furniture and fixtures                                     D                     $0
                                                                                     ------------
13           Office equipment                                           D                     $0
                                                                                     ------------
14           Leasehold improvements                                     D                     $0
                                                                                     ------------
15           Vehicles                                                   D                     $0
                                                                                     ------------
16           Other:                                                     D                     $0
                   ---------------------------------------------                     ------------
17                                                                      D                     $0
             ---------------------------------------------------                     ------------
18                                                                      D                     $0
             ---------------------------------------------------                     ------------
19                                                                      D                     $0
             ---------------------------------------------------                     ------------
20                                                                      D                     $0
             ---------------------------------------------------                     ------------
21                 TOTAL PROPERTY AND EQUIPMENT                                               $0
                                                                                     ------------
         OTHER ASSETS
22           Loans to shareholders                                                            $0
                                                                                     ------------
23           Loans to affiliates                                                              $0
                                                                                     ------------
24
             ---------------------------------------------------                     ------------
25
             ---------------------------------------------------                     ------------
26
             ---------------------------------------------------                     ------------
27
             ---------------------------------------------------                     ------------
28                 TOTAL OTHER ASSETS                                                         $0
                                                                                     ------------
29                 TOTAL ASSETS                                                               $0
                                                                                     ============

    NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
         POST-PETITION
             CURRENT LIABILITIES
30                 Salaries and wages                                                          $0
                                                                                     -------------
31                 Payroll taxes                                                               $0
                                                                                     -------------
32                 Real and personal property taxes                                            $0
                                                                                     -------------
33                 Income taxes                                                                $0
                                                                                     -------------
34                 Sales taxes                                                                 $0
                                                                                     -------------
35                 Notes payable (short term)                                                  $0
                                                                                     -------------
36                 Accounts payable (trade)                             A                      $0
                                                                                     -------------
37                 Real property lease arrearage                                               $0
                                                                                     -------------
38                 Personal property lease arrearage                                           $0
                                                                                     -------------
39                 Accrued professional fees                                                   $0
                                                                                     -------------
40                 Current portion of long-term post-petition debt
                    (due within 12 months)                                                     $0
                                                                                     -------------
41                 Other:                                                                      $0
                            ------------------------------------                     -------------
42
                   ---------------------------------------------                     -------------
43
                   ---------------------------------------------                     -------------
44                 TOTAL CURRENT LIABILITIES                                                   $0
                                                                                     -------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                              $0
                                                                                     -------------
46                 TOTAL POST-PETITION LIABILITIES                                             $0
                                                                                     -------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                 Secured claims                                       F                      $0
                                                                                     -------------
48                 Priority unsecured claims                            F                      $0
                                                                                     -------------
49                 General unsecured claims                             F                      $0
                                                                                     -------------
50                 TOTAL PRE-PETITION LIABILITIES                                              $0
                                                                                     -------------
51                 TOTAL LIABILITIES                                                           $0
                                                                                     -------------
    EQUITY (DEFICIT)
52           Retained Earnings/(Deficit) at time of filing                                     $0
                                                                                     -------------
53           Capital Stock                                                                     $0
                                                                                     -------------
54           Additional paid-in capital                                                        $0
                                                                                     -------------
55           Cumulative profit/(loss) since filing of case                                     $0
                                                                                     -------------
56           Post-petition contributions/(distributions) or (draws)                            $0
                                                                                     -------------
57
                   ---------------------------------------------                     -------------
58           Market value adjustment                                                           $0
                                                                                     -------------
59                 TOTAL EQUITY (DEFICIT)                                                      $0
                                                                                     -------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                     $0
                                                                                     =============

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)
                                   Schedule A
                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings                              ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
                                                            [PRE AND POST PETITION]    [POST PETITION]     POST PETITION DEBT
                                                            -----------------------   ----------------     ------------------
    0 -30 Days                                                                 $0                  $0
                                                            ----------------------    ----------------
    31-60 Days                                                                 $0                  $0
                                                            ----------------------    ----------------
    61-90 Days                                                                 $0                  $0                     $0
                                                            ----------------------    ----------------     ------------------
    91+ Days                                                                   $0                  $0
                                                            ----------------------    ----------------
    Total accounts receivable/payable                                          $0                  $0
                                                            ----------------------    ================
    Allowance for doubtful accounts                                            $0
                                                            ----------------------
    Accounts receivable (net)                                                  $0
                                                            ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH         COST OF GOODS SOLD
                                          ------------         INVENTORY BEGINNING OF MONTH                            $0
                                                                                                        ------------------
                                                               Add -
    Retail/Restaurants -                                         Net purchase                                          $0
                                                                                                        ------------------
      Product for resale                                $0       Direct labor                                          $0
                                  -------------------------                                             ------------------
                                                                 Manufacturing overhead                                $0
                                                                                                        ------------------
    Distribution -                                               Freight in                                            $0
                                                                                                        ------------------
      Products for resale                               $0       Other:                                                $0
                                  -------------------------                                             ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0     Less -
                                  -------------------------
      Finished goods                                    $0       Inventory End of Month                                $0
                                  -------------------------                                             ------------------
                                                                 Shrinkage                                             $0
                                                                                                        ------------------
    Other - Explain                                     $0       Personal Use                                          $0
                                  -------------------------                                             ------------------
    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
              Yes [ ]    No [ ]
    How often do you take a complete physical inventory?       Valuation methods -
                                                                   FIFO cost
                                                                                                    ---
      Weekly                                                       LIFO cost
                      ------                                                                        ---
      Monthly                                                      Lower of cost or market
                      ------                                                                        ---
      Quarterly                                                    Retail method
                      ------                                                                        ---
      Semi-annually                                                Other
                      ------                                                                        ---
      Annually                                                       Explain
                      ------
Date of last physical inventory was     Not Applicable
                                        -------------------------    -----------------------------------------------------

                                                                     -----------------------------------------------------
Date of next physical inventory is      Not Applicable
                                        -------------------------    -----------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
Machinery & Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS     61-90 DAYS     91+ DAYS         TOTAL
                                          ---------       ----------     ----------     --------         -----
Federal
       Income Tax Withholding                       $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       FICA - Employee                              $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       FICA - Employer                              $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Unemployment (FUTA)                          $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Income                                       $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Other (Attach List)                          $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Unemployment (UT)                            $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Disability Insurance (DI)                    $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Empl. Training Tax (ETT)                     $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Sales                                        $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Excise                                       $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Real property                                $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Personal property                            $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Income                                       $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Other (Attach List)                          $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
TOTAL TAXES                                         $0              $0             $0           $0              $0
                                        =============== =============== ============= =============   =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                AMOUNT        AMOUNT (B)
-------------------------------------------                             -------------  ------------
       Secured claims  (a)                                                         $0           $0
                                                                        -------------  ------------
       Priority claims other than taxes                                            $0           $0
                                                                        -------------  ------------
       Priority tax claims                                                         $0           $0
                                                                        -------------  ------------
       General unsecured claims                                                    $0           $0
                                                                        -------------  ------------

       (a)      List total amount of claims even if under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1       ACCOUNT 2       ACCOUNT 3    ACCOUNT 4
                                          ---------       ---------       ---------    ---------
Bank                                         None
                                        --------------- --------------- ------------  -------------
Account Type
                                        --------------- --------------- ------------  -------------
Account No.
                                        --------------- --------------- ------------  -------------
Account Purpose
                                        --------------- --------------- ------------  -------------
Balance, End of Month
                                        --------------- --------------- ------------  -------------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  04/30/02
                                             ------------

                                                                                  Actual             Cumulative
                                                                              Current Month        (Case to Date)
                                                                              -------------        --------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                         $0                    $0
                                                                              -------------        --------------
2         Cash Received from Sales                                                      $0                    $0
                                                                              -------------        --------------
3         Interest Received                                                             $0                    $0
                                                                              -------------        --------------
4         Borrowings                                                                    $0                    $0
                                                                              -------------        --------------
5         Funds from Shareholders, Partners, or Other Insiders                          $0                    $0
                                                                              -------------        --------------
6         Capital Contributions                                                         $0                    $0
                                                                              -------------        --------------
7
          -------------------------------------------------------             -------------        --------------
8
          -------------------------------------------------------             -------------        --------------
9
          -------------------------------------------------------             -------------        --------------
10
          -------------------------------------------------------             -------------        --------------
11
          -------------------------------------------------------             -------------        --------------
12             TOTAL CASH RECEIPTS                                                      $0                    $0
                                                                              -------------        --------------
    CASH DISBURSEMENTS
13        Payments for Inventory                                                        $0                    $0
                                                                              -------------        --------------
14        Selling                                                                       $0                    $0
                                                                              -------------        --------------
15        Administrative                                                                $0                    $0
                                                                              -------------        --------------
16        Capital Expenditures                                                          $0                    $0
                                                                              -------------        --------------
17        Principal Payments on Debt                                                    $0                    $0
                                                                              -------------        --------------
18        Interest Paid                                                                 $0                    $0
                                                                              -------------        --------------
          Rent/Lease:
19             Personal Property                                                        $0                    $0
                                                                              -------------        --------------
20             Real Property                                                            $0                    $0
                                                                              -------------        --------------
          Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                 $0                    $0
                                                                              -------------        --------------
22             Draws                                                                    $0                    $0
                                                                              -------------        --------------
23             Commissions/Royalties                                                    $0                    $0
                                                                              -------------        --------------
24             Expense Reimbursements                                                   $0                    $0
                                                                              -------------        --------------
25             Other                                                                    $0                    $0
                                                                              -------------        --------------
26        Salaries/Commissions (less employee withholding)                              $0                    $0
                                                                              -------------        --------------
27        Management Fees                                                               $0                    $0
                                                                              -------------        --------------
          Taxes:
28             Employee Withholding                                                     $0                    $0
                                                                              -------------        --------------
29             Employer Payroll Taxes                                                   $0                    $0
                                                                              -------------        --------------
30             Real Property Taxes                                                      $0                    $0
                                                                              -------------        --------------
31             Other Taxes                                                              $0                    $0
                                                                              -------------        --------------
32        Other Cash Outflows:                                                          $0                    $0
                                                                              -------------        --------------
33
               --------------------------------------------------             -------------        --------------
34
               --------------------------------------------------             -------------        --------------
35
               --------------------------------------------------             -------------        --------------
36
               --------------------------------------------------             -------------        --------------
37
               --------------------------------------------------             -------------        --------------
38             TOTAL CASH DISBURSEMENTS:                                                $0                    $0
                                                                              -------------        --------------
39  NET INCREASE (DECREASE) IN CASH                                                     $0                    $0
                                                                              -------------        --------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                   $0                    $0
                                                                              -------------        --------------
41  CASH BALANCE, END OF PERIOD                                                         $0                    $0
                                                                              =============        ==============

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended  04/30/02
                                             ------------

     CASH FLOWS FROM OPERATING ACTIVITIES                                                     ACTUAL         CUMULATIVE
                                                                                           CURRENT MONTH   (CASE TO DATE)
1         Cash Received from Sales                                                                   $0               $0
                                                                                           -------------   --------------
2         Rent/Leases Collected                                                                      $0               $0
                                                                                           -------------   --------------
3         Interest Received                                                                          $0               $0
                                                                                           -------------   --------------
4         Cash Paid to Suppliers                                                                     $0               $0
                                                                                           -------------   --------------
5         Cash Paid for Selling Expenses                                                             $0               $0
                                                                                           -------------   --------------
6         Cash Paid for Administrative Expenses                                                      $0               $0
                                                                                           -------------   --------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                       $0               $0
                                                                                           -------------   --------------
8            Real Property                                                                           $0               $0
                                                                                           -------------   --------------
9         Cash Paid for Interest                                                                     $0               $0
                                                                                           -------------   --------------
10        Cash Paid for Net Payroll and Benefits                                                     $0               $0
                                                                                           -------------   --------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                $0               $0
                                                                                           -------------   --------------
12           Draws                                                                                   $0               $0
                                                                                           -------------   --------------
13           Commissions/Royalties                                                                   $0               $0
                                                                                           -------------   --------------
14           Expense Reimbursements                                                                  $0               $0
                                                                                           -------------   --------------
15           Other                                                                                   $0               $0
                                                                                           -------------   --------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                    $0               $0
                                                                                           -------------   --------------
17           Employee Withholdings                                                                   $0               $0
                                                                                           -------------   --------------
18           Real Property Taxes                                                                     $0               $0
                                                                                           -------------   --------------
19           Other Taxes                                                                             $0               $0
                                                                                           -------------   --------------
20        Cash Paid for General Expenses                                                             $0               $0
                                                                                           -------------   --------------
21
          ---------------------------------------------------------------------            -------------   --------------
22
          ---------------------------------------------------------------------            -------------   --------------
23
          ---------------------------------------------------------------------            -------------   --------------
24
          ---------------------------------------------------------------------            -------------   --------------
25
          ---------------------------------------------------------------------            -------------   --------------
26
          ---------------------------------------------------------------------            -------------   --------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
               REORGANIZATION ITEMS                                                                  $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                   $0               $0
                                                                                           -------------   --------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                         $0               $0
                                                                                           -------------   --------------
30        U.S. Trustee Quarterly Fees                                                                $0               $0
                                                                                           -------------   --------------
31
          ---------------------------------------------------------------------            -------------   --------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        $0               $0
                                                                                           -------------   --------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                       $0               $0
                                                                                           -------------   --------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                    $0               $0
                                                                                           -------------   --------------
36
          ---------------------------------------------------------------------            -------------   --------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                           $0               $0
                                                                                           -------------   --------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                              $0               $0
                                                                                           -------------   --------------
40        Capital Contributions                                                                      $0               $0
                                                                                           -------------   --------------
41        Principal Payments                                                                         $0               $0
                                                                                           -------------   --------------
42
          ---------------------------------------------------------------------            -------------   --------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0               $0
                                                                                           -------------   --------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            $0               $0
                                                                                           -------------   --------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                 $0               $0
                                                                                           -------------   --------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                       $0               $0
                                                                                           =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom New York, L.L.C.          |      CASE NO.  01-53301
                                           |              ------------
                                           |
                                           |      CHAPTER 11
                                           |      MONTHLY OPERATING REPORT
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _|      (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS
    MONTH ENDED:   Apr-02                         PETITION DATE:   07/02/01
                 ----------                                     --------------

1.  Debtor in possession (or trustee) hereby submits this Monthly
    Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                                  END OF            END OF                AS OF
2.  ASSET AND LIABILITY STRUCTURE                                              CURRENT MONTH      PRIOR MONTH       PETITION FILING
                                                                               -------------      -----------       ---------------
    a.  Current Assets                                                                   $0               $0
                                                                               -------------      -----------
    b.  Total Assets                                                                     $0               $0                    $0
                                                                               -------------      -----------       ---------------
    c.  Current Liabilities                                                              $0               $0
                                                                               -------------      -----------
    d.  Total Liabilities                                                                $0               $0                    $0
                                                                               -------------      -----------       ---------------


                                                                                                                       CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                       CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)
                                                                               -------------      -----------       ---------------
    a.  Total Receipts                                                                   $0               $0                    $0
                                                                               -------------      -----------       ---------------
    b.  Total Disbursements                                                              $0               $0                    $0
                                                                               -------------      -----------       ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                       $0               $0                    $0
                                                                               -------------      -----------       ---------------
    d.  Cash Balance Beginning of Month                                                  $0               $0                    $0
                                                                               -------------      -----------       ---------------
    e.  Cash Balance End of Month (c + d)                                                $0               $0                    $0
                                                                               -------------      -----------       ---------------

                                                                                                                      CUMULATIVE
                                                                               CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)
                                                                               -------------      -----------       ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                       $0               $0                    $0
                                                                               -------------      -----------       ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                          $0               $0
                                                                               -------------      -----------
6.  POST-PETITION LIABILITIES                                                            $0               $0
                                                                               -------------      -----------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                               $0               $0
                                                                               -------------      -----------

    AT THE END OF THIS REPORTING MONTH:                                                   YES            NO
                                                                                          ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the          [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                 [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?           [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                  [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                          [ ]            [X]

14. Was there any post-petition borrowing during this reporting period?                   [ ]            [X]

15. Check if paid: Post-petition taxes [  ]; U.S. Trustee Quarterly Fees [  ];  Check if filing is current for:
    Post-petition tax reporting and tax returns: [  ].

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:   05/16/02                        /s/ EUGENE A. REILLY
      --------------------------        ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 04/30/02
                                             ----------

       CURRENT MONTH
---------------------------
                                                                                    CUMULATIVE     NEXT MONTH
ACTUAL  FORECAST   VARIANCE                                                       (CASE TO DATE)    FORECAST
------  --------   --------                                                       --------------   ----------
                                REVENUES:
   $0        $0         $0    1   Gross Sales                                                $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0    2   less: Sales Returns & Allowances                           $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0    3   Net Sales                                                  $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0    4   less: Cost of Goods Sold  (Schedule 'B')                   $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0    5   Gross Profit                                               $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0    6   Interest                                                   $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0    7   Other Income:                                              $0           $0
------  --------   --------                       ------------------------        --------------   ----------
                              8
------  --------   --------     ------------------------------------------        --------------   ----------
                              9
------  --------   --------     ------------------------------------------        --------------   ----------
   $0        $0         $0   10       TOTAL REVENUES                                         $0           $0
------  --------   --------                                                       --------------   ----------
                                EXPENSES:
   $0        $0         $0   11   Compensation to Owner(s)/Officer(s)                        $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   12   Salaries                                                   $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   13   Commissions                                                $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   14   Contract Labor                                             $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   15   Rent/Lease:
                                      Personal Property                                      $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   16       Real Property                                          $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   17   Insurance                                                  $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   18   Management Fees                                            $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   19   Depreciation                                               $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   20   Taxes:
                                      Employer Payroll Taxes                                 $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   21       Real Property Taxes                                    $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   22       Other Taxes                                            $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   23   Other Selling                                              $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   24   Other Administrative                                       $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   25   Interest                                                   $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   26   Other Expenses:                                            $0           $0
------  --------   --------                       ------------------------        --------------   ----------
   $0        $0         $0   27                                                              $0           $0
------  --------   --------     ------------------------------------------        --------------   ----------
   $0        $0         $0   28                                                              $0           $0
------  --------   --------     ------------------------------------------        --------------   ----------
   $0        $0         $0   29                                                              $0           $0
------  --------   --------     ------------------------------------------        --------------   ----------
   $0        $0         $0   30                                                              $0           $0
------  --------   --------     ------------------------------------------        --------------   ----------
   $0        $0         $0   31                                                              $0           $0
------  --------   --------     ------------------------------------------        --------------   ----------
   $0        $0         $0   32                                                              $0           $0
------  --------   --------     ------------------------------------------        --------------   ----------
   $0        $0         $0   33                                                              $0           $0
------  --------   --------     ------------------------------------------        --------------   ----------
   $0        $0         $0   34                                                              $0           $0
------  --------   --------     ------------------------------------------        --------------   ----------
   $0        $0         $0   35       TOTAL EXPENSES                                         $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   36 SUBTOTAL                                                     $0           $0
------  --------   --------                                                       --------------   ----------
                                REORGANIZATION ITEMS:
   $0        $0         $0   37   Professional Fees                                          $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   38   Provisions for Rejected Executory Contracts                $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   39   Interest Earned on Accumulated Cash from                   $0           $0
------  --------   --------                                                       --------------   ----------
                                  Resulting Chp 11 Case
   $0        $0         $0   40   Gain or (Loss) from Sale of Equipment                      $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   41   U.S. Trustee Quarterly Fees                                $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   42                                                              $0           $0
------  --------   --------     ------------------------------------------        --------------   ----------
   $0        $0         $0   43        TOTAL REORGANIZATION ITEMS                            $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   45   Federal & State Income Taxes                               $0           $0
------  --------   --------                                                       --------------   ----------
   $0        $0         $0   46 NET PROFIT (LOSS)                                            $0           $0
======  ========   ========                                                       ==============   ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED 04/30/02
                                             ----------

    ASSETS

                                                                 FROM SCHEDULES      MARKET VALUE
                                                                 --------------      ------------
         CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                         $0
                                                                                     ------------
 2           Cash and cash equivalents - restricted                                           $0
                                                                                     ------------
 3           Accounts receivable (net)                                  A                     $0
                                                                                     ------------
 4           Inventory                                                  B                     $0
                                                                                     ------------
 5           Prepaid expenses                                                                 $0
                                                                                     ------------
 6           Professional retainers                                                           $0
                                                                                     ------------
 7           Other:                                                                           $0
                   ---------------------------------------------                     ------------
 8
             ---------------------------------------------------                     ------------
 9                 TOTAL CURRENT ASSETS                                                       $0
                                                                                     ------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)
10           Real property                                              C                     $0
                                                                                     ------------
11           Machinery and equipment                                    D                     $0
                                                                                     ------------
12           Furniture and fixtures                                     D                     $0
                                                                                     ------------
13           Office equipment                                           D                     $0
                                                                                     ------------
14           Leasehold improvements                                     D                     $0
                                                                                     ------------
15           Vehicles                                                   D                     $0
                                                                                     ------------
16           Other:                                                     D                     $0
                   ---------------------------------------------                     ------------
17                                                                      D                     $0
             ---------------------------------------------------                     ------------
18                                                                      D                     $0
             ---------------------------------------------------                     ------------
19                                                                      D                     $0
             ---------------------------------------------------                     ------------
20                                                                      D                     $0
             ---------------------------------------------------                     ------------
21                 TOTAL PROPERTY AND EQUIPMENT                                               $0
                                                                                     ------------
         OTHER ASSETS
22           Loans to shareholders                                                            $0
                                                                                     ------------
23           Loans to affiliates                                                              $0
                                                                                     ------------
24
             ---------------------------------------------------                     ------------
25
             ---------------------------------------------------                     ------------
26
             ---------------------------------------------------                     ------------
27
             ---------------------------------------------------                     ------------
28                 TOTAL OTHER ASSETS                                                         $0
                                                                                     ------------
29                 TOTAL ASSETS                                                               $0
                                                                                     ============

    NOTE:
            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
         POST-PETITION
             CURRENT LIABILITIES
30                 Salaries and wages                                                         $0
                                                                                     ------------
31                 Payroll taxes                                                              $0
                                                                                     ------------
32                 Real and personal property taxes                                           $0
                                                                                     ------------
33                 Income taxes                                                               $0
                                                                                     ------------
34                 Sales taxes                                                                $0
                                                                                     ------------
35                 Notes payable (short term)                                                 $0
                                                                                     ------------
36                 Accounts payable (trade)                             A                     $0
                                                                                     ------------
37                 Real property lease arrearage                                              $0
                                                                                     ------------
38                 Personal property lease arrearage                                          $0
                                                                                     ------------
39                 Accrued professional fees                                                  $0
                                                                                     ------------
40                 Current portion of long-term post-petition debt
                    (due within 12 months)                                                    $0
                                                                                     ------------
41                 Other:                                                                     $0
                            ------------------------------------                     ------------
42
                   ---------------------------------------------                     ------------
43
                   ---------------------------------------------                     ------------
44                 TOTAL CURRENT LIABILITIES                                                  $0
                                                                                     ------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                             $0
                                                                                     ------------
46                 TOTAL POST-PETITION LIABILITIES                                            $0
                                                                                     ------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                 Secured claims                                       F                     $0
                                                                                     ------------
48                 Priority unsecured claims                            F                     $0
                                                                                     ------------
49                 General unsecured claims                             F                     $0
                                                                                     ------------
50                 TOTAL PRE-PETITION LIABILITIES                                             $0
                                                                                     ------------
51                 TOTAL LIABILITIES                                                          $0
                                                                                     ------------
    EQUITY (DEFICIT)
52           Retained Earnings/(Deficit) at time of filing                                    $0
                                                                                     ------------
53           Capital Stock                                                                    $0
                                                                                     ------------
54           Additional paid-in capital                                                       $0
                                                                                     ------------
55           Cumulative profit/(loss) since filing of case                                    $0
                                                                                     ------------
56           Post-petition contributions/(distributions) or (draws)                           $0
                                                                                     ------------
57
                   ---------------------------------------------                     ------------
58           Market value adjustment                                                          $0
                                                                                     ------------
59                 TOTAL EQUITY (DEFICIT)                                                     $0
                                                                                     ------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                    $0
                                                                                     ============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                        ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
                                                      [PRE AND POST PETITION]    [POST PETITION]     POST PETITION DEBT
                                                      -----------------------   ----------------     ------------------
    0 -30 Days                                                           $0                  $0
                                                      ----------------------    ----------------
    31-60 Days                                                           $0                  $0
                                                      ----------------------    ----------------
    61-90 Days                                                           $0                  $0                     $0
                                                      ----------------------    ----------------     ------------------
    91+ Days                                                             $0                  $0
                                                      ----------------------    ----------------
    Total accounts receivable/payable                                    $0                  $0
                                                      ----------------------    ================
    Allowance for doubtful accounts                                      $0
                                                      ----------------------
    Accounts receivable (net)                                            $0
                                                      ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                             COST OF GOODS SOLD
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH
                                          ------------         INVENTORY BEGINNING OF MONTH                            $0
                                                                                                        ------------------
                                                               Add -
    Retail/Restaurants -                                         Net purchase                                          $0
                                                                                                        ------------------
      Product for resale                                $0       Direct labor                                          $0
                                  -------------------------                                             ------------------
                                                                 Manufacturing overhead                                $0
                                                                                                        ------------------
    Distribution -                                               Freight in                                            $0
                                                                                                        ------------------
      Products for resale                               $0       Other:                                                $0
                                  -------------------------                                             ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0     Less -
                                  -------------------------
      Finished goods                                    $0       Inventory End of Month                                $0
                                  -------------------------                                             ------------------
                                                                 Shrinkage                                             $0
                                                                                                        ------------------
    Other - Explain                                     $0       Personal Use                                          $0
                                  -------------------------                                             ------------------
    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
              Yes [ ]    No [ ]
    How often do you take a complete physical inventory?       Valuation methods -
                                                                   FIFO cost
                                                                                                      ---
      Weekly                                                       LIFO cost
                      ------                                                                          ---
      Monthly                                                      Lower of cost or market
                      ------                                                                          ---
      Quarterly                                                    Retail method
                      ------                                                                          ---
      Semi-annually                                                Other
                      ------                                                                          ---
      Annually                                                       Explain
                      ------                                                                          ---
Date of last physical inventory was     Not Applicable
                                        -------------------------    -----------------------------------------------------

                                                                     -----------------------------------------------------
Date of next physical inventory is      Not Applicable
                                        -------------------------    -----------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
Machinery & Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS     61-90 DAYS     91+ DAYS         TOTAL
                                          ---------       ----------     ----------     --------         -----
Federal
       Income Tax Withholding                       $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       FICA - Employee                              $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       FICA - Employer                              $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Unemployment (FUTA)                          $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Income                                       $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Other (Attach List)                          $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Unemployment (UT)                            $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Disability Insurance (DI)                    $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Empl. Training Tax (ETT)                     $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Sales                                        $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Excise                                       $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Real property                                $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Personal property                            $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Income                                       $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
       Other (Attach List)                          $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0           $0              $0
                                        --------------- --------------- ------------- -------------   -------------
TOTAL TAXES                                         $0              $0             $0           $0              $0
                                        =============== =============== ============= =============   =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                AMOUNT       AMOUNT (b)
-------------------------------------------                             -------------  ------------
       Secured claims  (a)                                                         $0           $0
                                                                        -------------  ------------
       Priority claims other than taxes                                            $0           $0
                                                                        -------------  ------------
       Priority tax claims                                                         $0           $0
                                                                        -------------  ------------
       General unsecured claims                                                    $0           $0
                                                                        -------------  ------------

       (a)      List total amount of claims even if under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1       ACCOUNT 2       ACCOUNT 3    ACCOUNT 4
                                          ---------       ---------       ---------    ---------
Bank                                         None
                                        --------------- --------------- ------------ --------------
Account Type
                                        --------------- --------------- ------------ --------------
Account No.
                                        --------------- --------------- ------------ --------------
Account Purpose
                                        --------------- --------------- ------------ --------------
Balance, End of Month
                                        --------------- --------------- ------------ --------------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02
                                             ----------

                                                                                  Actual             Cumulative
                                                                              Current Month        (Case to Date)
                                                                              -------------        --------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                         $0                    $0
                                                                              -------------        --------------
2         Cash Received from Sales                                                      $0                    $0
                                                                              -------------        --------------
3         Interest Received                                                             $0                    $0
                                                                              -------------        --------------
4         Borrowings                                                                    $0                    $0
                                                                              -------------        --------------
5         Funds from Shareholders, Partners, or Other Insiders                          $0                    $0
                                                                              -------------        --------------
6         Capital Contributions                                                         $0                    $0
                                                                              -------------        --------------
7
          -------------------------------------------------------             -------------        --------------
8
          -------------------------------------------------------             -------------        --------------
9
          -------------------------------------------------------             -------------        --------------
10
          -------------------------------------------------------             -------------        --------------
11
          -------------------------------------------------------             -------------        --------------
12             TOTAL CASH RECEIPTS                                                      $0                    $0
                                                                              -------------        --------------
    CASH DISBURSEMENTS
13        Payments for Inventory                                                        $0                    $0
                                                                              -------------        --------------
14        Selling                                                                       $0                    $0
                                                                              -------------        --------------
15        Administrative                                                                $0                    $0
                                                                              -------------        --------------
16        Capital Expenditures                                                          $0                    $0
                                                                              -------------        --------------
17        Principal Payments on Debt                                                    $0                    $0
                                                                              -------------        --------------
18        Interest Paid                                                                 $0                    $0
                                                                              -------------        --------------
          Rent/Lease:
19             Personal Property                                                        $0                    $0
                                                                              -------------        --------------
20             Real Property                                                            $0                    $0
                                                                              -------------        --------------
          Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                 $0                    $0
                                                                              -------------        --------------
22             Draws                                                                    $0                    $0
                                                                              -------------        --------------
23             Commissions/Royalties                                                    $0                    $0
                                                                              -------------        --------------
24             Expense Reimbursements                                                   $0                    $0
                                                                              -------------        --------------
25             Other                                                                    $0                    $0
                                                                              -------------        --------------
26        Salaries/Commissions (less employee withholding)                              $0                    $0
                                                                              -------------        --------------
27        Management Fees                                                               $0                    $0
                                                                              -------------        --------------
          Taxes:
28             Employee Withholding                                                     $0                    $0
                                                                              -------------        --------------
29             Employer Payroll Taxes                                                   $0                    $0
                                                                              -------------        --------------
30             Real Property Taxes                                                      $0                    $0
                                                                              -------------        --------------
31             Other Taxes                                                              $0                    $0
                                                                              -------------        --------------
32        Other Cash Outflows:                                                          $0                    $0
                                                                              -------------        --------------
33
               --------------------------------------------------             -------------        --------------
34
               --------------------------------------------------             -------------        --------------
35
               --------------------------------------------------             -------------        --------------
36
               --------------------------------------------------             -------------        --------------
37
               --------------------------------------------------             -------------        --------------
38             TOTAL CASH DISBURSEMENTS:                                                $0                    $0
                                                                              -------------        --------------
39  NET INCREASE (DECREASE) IN CASH                                                     $0                    $0
                                                                              -------------        --------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                   $0                    $0
                                                                              -------------        --------------
41  CASH BALANCE, END OF PERIOD                                                         $0                    $0
                                                                              =============        ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02
                                             ----------

     CASH FLOWS FROM OPERATING ACTIVITIES                                                     ACTUAL         CUMULATIVE
                                                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                           -------------   --------------
1         Cash Received from Sales                                                                   $0               $0
                                                                                           -------------   --------------
2         Rent/Leases Collected                                                                      $0               $0
                                                                                           -------------   --------------
3         Interest Received                                                                          $0               $0
                                                                                           -------------   --------------
4         Cash Paid to Suppliers                                                                     $0               $0
                                                                                           -------------   --------------
5         Cash Paid for Selling Expenses                                                             $0               $0
                                                                                           -------------   --------------
6         Cash Paid for Administrative Expenses                                                      $0               $0
                                                                                           -------------   --------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                       $0               $0
                                                                                           -------------   --------------
8            Real Property                                                                           $0               $0
                                                                                           -------------   --------------
9         Cash Paid for Interest                                                                     $0               $0
                                                                                           -------------   --------------
10        Cash Paid for Net Payroll and Benefits                                                     $0               $0
                                                                                           -------------   --------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                $0               $0
                                                                                           -------------   --------------
12           Draws                                                                                   $0               $0
                                                                                           -------------   --------------
13           Commissions/Royalties                                                                   $0               $0
                                                                                           -------------   --------------
14           Expense Reimbursements                                                                  $0               $0
                                                                                           -------------   --------------
15           Other                                                                                   $0               $0
                                                                                           -------------   --------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                    $0               $0
                                                                                           -------------   --------------
17           Employee Withholdings                                                                   $0               $0
                                                                                           -------------   --------------
18           Real Property Taxes                                                                     $0               $0
                                                                                           -------------   --------------
19           Other Taxes                                                                             $0               $0
                                                                                           -------------   --------------
20        Cash Paid for General Expenses                                                             $0               $0
                                                                                           -------------   --------------
21
          ---------------------------------------------------------------------            -------------   --------------
22
          ---------------------------------------------------------------------            -------------   --------------
23
          ---------------------------------------------------------------------            -------------   --------------
24
          ---------------------------------------------------------------------            -------------   --------------
25
          ---------------------------------------------------------------------            -------------   --------------
26
          ---------------------------------------------------------------------            -------------   --------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
               REORGANIZATION ITEMS                                                                  $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                   $0               $0
                                                                                           -------------   --------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                         $0               $0
                                                                                           -------------   --------------
30        U.S. Trustee Quarterly Fees                                                                $0               $0
                                                                                           -------------   --------------
31
          ---------------------------------------------------------------------            -------------   --------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        $0               $0
                                                                                           -------------   --------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                       $0               $0
                                                                                           -------------   --------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                    $0               $0
                                                                                           -------------   --------------
36
          ---------------------------------------------------------------------            -------------   --------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $0               $0
                                                                                           -------------   --------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                           $0               $0
                                                                                           -------------   --------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                              $0               $0
                                                                                           -------------   --------------
40        Capital Contributions                                                                      $0               $0
                                                                                           -------------   --------------
41        Principal Payments                                                                         $0               $0
                                                                                           -------------   --------------
42
          ---------------------------------------------------------------------            -------------   --------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0               $0
                                                                                           -------------   --------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            $0               $0
                                                                                           -------------   --------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                 $0               $0
                                                                                           -------------   --------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                       $0               $0
                                                                                           =============   ==============